Exhibit 99.2

Supplemental Financial Information Second Quarter 2016

Table of Contents
Second Quarter 2016

Forward-Looking Statements	3
Financial Information	
Consolidated Balance Sheets	4
Proportionate Balance Sheet Information as of June 30, 2016	5
Proportionate Balance Sheet Information as of December 31, 2015	6
Consolidated Statements of Operations	7
Funds from Operations, Core FFO and Adjusted Core FFO	8
Proportionate QTD Operating Information and Reconciliation to FFO	9
Proportionate YTD Operating Information and Reconciliation to FFO	10
AFFO Comparisons to 2Q 2016	11
EBITDA Reconciliation	12
Portfolio Overview	
Equity Investments by Geographic Regions	13
Summary of Number of Units and Communities	14
Summary of Operating Communities	15
Summary of Proportionate Share of Notes Receivable	19
Operating Performance	
Consolidated Net Operating Income	20
Reconciliation of Consolidated Net Operating Income	21
Consolidated QTD Net Operating Income by Geographic Region and Market	22
Consolidated YTD Net Operating Income by Geographic Region and Market	24
Consolidated QTD and YTD Operating Metrics by Geographic Region and Market	26
Consolidated QTD and YTD Same Store Operating Expenses	28
Proportionate QTD Net Operating Income by Geographic Region and Market	29
Proportionate YTD Net Operating Income by Geographic Region and Market	31
Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market	33
Proportionate Share QTD General and Administrative and Corporate Property Management Expenses	34
Capital Deployment	
Summary of Developments	35
Development Cash Costs to Complete, Interest and Other Costs	36
Acquisition and Disposition Summary - Three Years	37
Capital Expenditures - Same Store	38
Capitalization	
Debt Summary	39
Debt Detail by Multifamily Community	42
Sources of Funds Available	44
Equity Capitalization	
Preferred Stock, Common Stock and Common Stock Equivalents	45
Net Asset Value	
Road Map to Net Asset Value	46
Co-Investment Venture Partners	
Information on Joint Ventures	49
Guidance	
Full-Year 2016 Guidance	50
Guidance Reconciliations	51
Definitions and other Explanatory Information	52

© Monogram Residential Trust, Inc. 2

Forward-Looking Statements Second Quarter 2016 Certain statements made in the following supplemental financial information may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding future events and developments and the future performance of Monogram Residential Trust, Inc. (which together with its subsidiaries may be referred to as the “Company,” “we,” “us,” or “our”), as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Examples of such statements in the following supplemental financial information and in the Company’s outlook include, expectations regarding apartment market conditions and expectations regarding future operating conditions, including the Company’s current outlook as to expected funds from operations, core funds from operations, adjusted funds from operations, revenue, operating expenses, net operating income, capital expenditures, depreciation, gains on sales and net income and anticipated development activities (including projected construction expenditures and timing). We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. The following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in the Company’s forward-looking statements: we may abandon or defer development opportunities for a number of reasons, including, without limitation, changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; construction costs of a community may exceed our original estimates; we may not complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in our expected rental revenues; occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond our control; financing may not be available on favorable terms or at all, and our cash flows from operations and access to cost effective capital may be insufficient for the growth of our development program which could limit our pursuit of opportunities; our cash flows may be insufficient to meet required payments of principal and interest, and we may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; and we may be unsuccessful in managing changes in our portfolio composition. Other important risk factors regarding the Company are included under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and may be discussed in subsequent filings with the SEC. © Monogram Residential Trust, Inc. 3

Financial Information

Consolidated Balance Sheets

(in thousands) (unaudited)

	June 30, 2016	December 31, 2015
Assets		
Real estate		
Land	$ 510,265	$ 497,360
Buildings and improvements	2,774,750	2,627,693
Gross operating real estate	3,285,015	3,125,053
Less: accumulated depreciation	(417,261)	(357,036)
Net operating real estate	2,867,754	2,768,017
Construction in progress, including land	235,524	333,153
Total real estate, net	3,103,278	3,101,170
Cash and cash equivalents	58,244	83,727
Intangibles, net	17,514	18,066
Other assets, net	64,834	64,993
Total assets	$ 3,243,870	$ 3,267,956
Liabilities		
Mortgages and notes payable, net	$ 1,497,454	$ 1,461,349
Credit facilities payable, net	44,216	45,495
Construction costs payable	37,456	36,975
Accounts payable and other liabilities	28,929	28,922
Deferred revenues, primarily lease revenues, net	18,718	19,451
Distributions payable	12,512	12,494
Tenant security deposits	6,310	5,616
Total liabilities	1,645,595	1,610,302
Redeemable, noncontrolling interests	29,073	29,073
Equity		
Preferred stock	—	—
Common stock	17	17
Additional paid-in capital	1,437,684	1,436,254
Cumulative distributions and net income (loss)	(312,065)	(269,523)
Total equity attributable to common stockholders	1,125,636	1,166,748
Non-redeemable noncontrolling interests	443,566	461,833
Total equity	1,569,202	1,628,581
Total liabilities and equity	$ 3,243,870	$ 3,267,956

Note: As more fully explained in Note 2 of our financial statements included in our Form 10-Q for the six months ended June 30, 2016, effective January 1, 2016, we adopted the new GAAP accounting standard related to debt issuance costs. Accordingly, the December 31, 2015 financial statements include a retrospective reclassification of debt issuance costs from an asset presentation to a deduction from the carrying value of debt.

© Monogram Residential Trust, Inc. 4

Financial Information

Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of June 30, 2016		
	Consolidated GAAP Balance Sheet	Noncontrolling Interests	Proportionate Balance Sheet
Assets			
Gross operating real estate	$ 3,285,015	$ (1,028,024)	$ 2,256,991
Less: accumulated depreciation	(417,261)	126,309	(290,952)
Net operating real estate	2,867,754	(901,715)	1,966,039
Construction in progress, including land	235,524	(82,479)	153,045
Total real estate, net	3,103,278	(984,194)	2,119,084
Cash and cash equivalents	58,244	(10,609)	47,635
Intangibles, net	17,514	(7,197)	10,317
Notes receivable	38,782	—	38,782
Other assets, net	26,052	(3,827)	22,225
Total assets	$ 3,243,870	$ (1,005,827)	$ 2,238,043
Liabilities			
Mortgages and notes payable, net	$ 1,497,454	$ (517,383)	$ 980,071
Credit facilities payable, net	44,216	—	44,216
Construction costs payable	37,456	(16,007)	21,449
Accounts payable and other liabilities	28,929	(7,909)	21,020
Deferred revenues, primarily lease revenues, net	18,718	(8,392)	10,326
Distributions payable	12,512	—	12,512
Tenant security deposits	6,310	(1,792)	4,518
Total liabilities	1,645,595	(551,483)	1,094,112
Redeemable, noncontrolling interests	29,073	(12,114)	16,959
Equity			
Preferred stock	—	—	—
Common stock	17	—	17
Subsidiary preferred stock	—	1,336	1,336
Additional paid-in capital	1,437,684	—	1,437,684
Cumulative distributions and net income (loss)	(312,065)	—	(312,065)
Total equity attributable to common stockholders	1,125,636	1,336	1,126,972
Non-redeemable noncontrolling interests	443,566	(443,566)	—
Total equity	1,569,202	(442,230)	1,126,972
Total liabilities and equity	$ 3,243,870	$ (1,005,827)	$ 2,238,043

© Monogram Residential Trust, Inc. 5

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2015		
	Consolidated GAAP Balance Sheet	Noncontrolling Interests	Proportionate Balance Sheet
Assets			
Gross operating real estate	$ 3,125,053	$ (963,791)	$ 2,161,262
Less: accumulated depreciation	(357,036)	107,491	(249,545)
Net operating real estate	2,768,017	(856,300)	1,911,717
Construction in progress, including land	333,153	(122,617)	210,536
Total real estate, net	3,101,170	(978,917)	2,122,253
Cash and cash equivalents	83,727	(18,146)	65,581
Intangibles, net	18,066	(7,294)	10,772
Notes receivable	36,486	—	36,486
Other assets, net	28,507	(3,633)	24,874
Total assets	$ 3,267,956	$ (1,007,990)	$ 2,259,966
Liabilities			
Mortgages and notes payable, net	$ 1,461,349	$ (501,175)	$ 960,174
Credit facilities payable, net	45,495	—	45,495
Construction costs payable	36,975	(15,553)	21,422
Accounts payable and other liabilities	28,922	(8,356)	20,566
Deferred revenues, primarily lease revenues, net	19,451	(8,705)	10,746
Distributions payable	12,494	—	12,494
Tenant security deposits	5,616	(1,590)	4,026
Total liabilities	1,610,302	(535,379)	1,074,923
Redeemable, noncontrolling interests	29,073	(12,114)	16,959
Stockholders' Equity			
Preferred stock	—	—	—
Common stock	17	—	17
Subsidiary preferred stock	—	1,336	1,336
Additional paid-in capital	1,436,254	—	1,436,254
Cumulative distributions and net income (loss)	(269,523)	—	(269,523)
Total equity attributable to common stockholders	1,166,748	1,336	1,168,084
Non-redeemable noncontrolling interests	461,833	(461,833)	—
Total equity	1,628,581	(460,497)	1,168,084
Total liabilities and equity	$ 3,267,956	$ (1,007,990)	$ 2,259,966

Note: See Note on page 4 regarding December 31, 2015 retrospective reclassifications.

© Monogram Residential Trust, Inc. 6

Financial Information
Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2016	2015	2016	2015
Rental revenues	$ 68,551	$ 59,105	$ 134,098	$ 115,748
Expenses:				
Property operating expenses	20,401	16,279	39,207	31,954
Real estate taxes	10,617	8,799	21,239	17,368
General and administrative expenses	7,353	4,708	13,863	9,484
Acquisition expenses	5	151	128	151
Investment and other development expenses	95	3,384	250	3,615
Interest expense	11,063	6,673	21,429	12,670
Amortization of deferred financing costs	1,554	946	3,090	1,777
Depreciation and amortization	30,998	25,134	61,054	49,683
Total expenses	82,086	66,074	160,260	126,702
Interest income	1,776	2,763	3,458	5,360
Equity in income of investment in unconsolidated real estate joint venture	—	64	—	250
Other income (expense)	(168)	13	(283)	38
Loss from continuing operations before gain on sale of real estate	(11,927)	(4,129)	(22,987)	(5,306)
Gain on sale of real estate	—	48,602	—	48,602
Net income (loss)	(11,927)	44,473	(22,987)	43,296
Net loss attributable to non-redeemable noncontrolling interests	2,710	4,724	5,465	5,070
Net income (loss) available to the Company	(9,217)	49,197	(17,522)	48,366
Dividends to preferred stockholders	(1)	(1)	(3)	(3)
Net income (loss) attributable to common stockholders	$ (9,218)	$ 49,196	$ (17,525)	$ 48,363
Weighted average number of common shares outstanding-basic	166,800	166,541	166,772	166,525
Weighted average number of common shares outstanding-diluted	166,800	167,202	166,772	167,155
Basic and diluted earnings (loss) per common share	$ (0.06)	$ 0.29	$ (0.11)	$ 0.29

© Monogram Residential Trust, Inc. 7

Financial Information

Funds from Operations ("FFO"), Core FFO and Adjusted Core FFO ("AFFO")

(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30,		Three Months Ended March 31,	Six Months Ended June 30,	
	2016	2015	2016	2016	2015
FFO:					
Net income (loss) attributable to common stockholders	$ (9,218)	$ 49,196	$ (8,307)	$ (17,525)	$ 48,363
Add (deduct) NAREIT defined adjustments - Proportionate Share:					
Real estate depreciation and amortization	21,169	17,557	20,664	41,833	33,486
Gain on sale of real estate	—	(48,602)	—	—	(48,602)
Impairment expense	—	3,128	—	—	3,128
FFO - NAREIT defined	**11,951**	**21,279**	**12,357**	**24,308**	**36,375**
Add (deduct) adjustments to arrive at Core FFO - Proportionate Share:					
Fair value adjustments (derivatives and business combinations)	138	39	—	138	55
Acquisition expenses (including start up expenses)	126	174	195	321	183
Workforce reduction	2,044	—	—	2,044	—
Core FFO	**14,259**	**21,492**	**12,552**	**26,811**	**36,613**
Add (deduct) adjustments to arrive at AFFO - Proportionate Share:					
Recurring capital expenditures	(500)	(527)	(365)	(865)	(885)
Straight-line rents	113	113	130	243	197
Stock compensation expense	820	600	580	1,400	1,138
AFFO	**$ 14,692**	**$ 21,678**	**$ 12,897**	**$ 27,589**	**$ 37,063**
Weighted average number of common shares outstanding - basic	166,800	166,541	166,743	166,772	166,525
Weighted average number of common shares outstanding - diluted (1)	167,605	167,202	167,309	167,458	167,155
Per common share amounts - basic and diluted:					
Net income (loss) attributable to common stockholders	$ (0.06)	$ 0.29	$ (0.05)	$ (0.11)	$ 0.29
FFO attributable to common stockholders - NAREIT Defined	$ 0.07	$ 0.13	$ 0.07	$ 0.15	$ 0.22
Core FFO attributable to common stockholders	$ 0.09	$ 0.13	$ 0.08	$ 0.16	$ 0.22
AFFO attributable to common stockholders	$ 0.09	$ 0.13	$ 0.08	$ 0.16	$ 0.22

(1) Because GAAP net income was a net loss for 1Q and 2Q 2016 and YTD 2Q 2016, we do not report dilutive common shares for GAAP reporting. For the above Non-GAAP Measurements (see page 54 for definitions), we include dilutive common shares, which primarily relate to our stock compensation plans.

© Monogram Residential Trust, Inc. 8

Financial Information
Proportionate QTD Operating Information and Reconciliation to FFO

(in thousands) (unaudited)

	Three Months Ended June 30, 2016			Three months ended June 30, 2015			
	Consolidated Amount	Non-controlling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Non-controlling Interests	Proportionate Amount
Rental revenues	$ 68,776	$ (20,903)	$ 47,873	$ 59,329	$ —	$ (17,820)	$ 41,509
Property operating expenses:							
Property operating expenses (including real estate taxes)	(27,429)	8,751	(18,678)	(23,659)	—	7,647	(16,012)
Net operating income - FFO Defined	41,347	(12,152)	29,195	35,670	—	(10,173)	25,497
Fee income:							
Asset management fees	—	377	377	—	—	388	388
Property management fees	—	783	783	—	—	663	663
Disposition fee	—	—	—	—	—	990	990
Promoted interest payment	—	—	—	—	—	3,505	3,505
Total fee income	—	1,160	1,160	—	—	5,546	5,546
Other:							
General and administrative expenses	(5,500)	43	(5,457)	(4,156)	(1)	76	(4,081)
Corporate property management expenses	(2,395)	—	(2,395)	(1,714)	—	(31)	(1,745)
Workforce reduction	(2,044)	—	(2,044)	—	—	—	—
Acquisition expenses (including start up expenses)	(189)	63	(126)	(192)	—	18	(174)
Straight-line rents	(225)	112	(113)	(224)	—	111	(113)
Stock compensation expense	(820)	—	(820)	(600)	—	—	(600)
Investment and other development expenses	(95)	42	(53)	(256)	—	106	(150)
Interest expense [(1)]	(12,617)	3,721	(8,896)	(7,619)	—	1,793	(5,826)
Interest income	1,776	(3)	1,773	2,763	34	146	2,943
Equity in income of investments in unconsolidated real estate joint ventures	—	—	—	64	(64)	—	—
Other income (expense)	(168)	90	(78)	13	3	137	153
Dividends to preferred stockholders	(87)	32	(55)	(87)	—	34	(53)
Depreciation and amortization related to non-real estate assets	(143)	3	(140)	(119)	—	1	(118)
Total other adjustments	(22,507)	4,103	(18,404)	(12,127)	(28)	2,391	(9,764)
FFO - NAREIT defined	$ 18,840	$ (6,889)	$ 11,951	$ 23,543	$ (28)	$ (2,236)	$ 21,279

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expenses, workforce reduction, etc.)

(1) See page 12 for components of interest expense, including contractual interest, capitalized interest, amortization of deferred financing costs and other finance fees.

© Monogram Residential Trust, Inc. 9

Financial Information
Proportionate YTD Operating Information and Reconciliation to FFO

(in thousands) (unaudited)

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015			
	Consolidated Amount	Non-controlling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Non-controlling Interests	Proportionate Amount
Rental revenues	$ 134,565	$ (40,787)	$ 93,778	$ 116,166	$ —	$ (37,453)	$ 78,713
Property operating expenses:							
Property operating expenses (including real estate taxes)	(54,154)	17,168	(36,986)	(46,100)	—	15,388	(30,712)
Net operating income - FFO Defined	80,411	(23,619)	56,792	70,066	—	(22,065)	48,001
Fee income:							
Asset management fees	—	752	752	—	—	813	813
Property management fees	—	1,537	1,537	—	—	1,391	1,391
Disposition fees	—	—	—	—	—	990	990
Promoted interest payment	—	—	—	—	—	3,505	3,505
Total fee income	—	2,289	2,289	—	—	6,699	6,699
Other:							
General and administrative expenses	(11,519)	280	(11,239)	(8,437)	(8)	258	(8,187)
Corporate property management expenses	(4,907)	—	(4,907)	(3,485)	—	(39)	(3,524)
Workforce reduction	(2,044)	—	(2,044)	—	—	—	—
Acquisition expenses (including start up expenses)	(414)	93	(321)	(204)	—	21	(183)
Straight-line rents	(467)	224	(243)	(418)	—	221	(197)
Stock compensation expense	(1,400)	—	(1,400)	(1,138)	—	—	(1,138)
Investment and other development expenses	(250)	108	(142)	(487)	—	203	(284)
Interest expense [1]	(24,519)	7,139	(17,380)	(14,447)	—	4,125	(10,322)
Interest income	3,458	(6)	3,452	5,360	135	26	5,521
Equity in income of investments in unconsolidated real estate joint ventures	—	—	—	250	(250)	—	—
Other income (expense)	(283)	115	(168)	38	13	290	341
Dividends to preferred stockholders	(174)	64	(110)	(172)	(1)	70	(103)
Depreciation and amortization related to non-real estate assets	(276)	5	(271)	(255)	—	6	(249)
Total other adjustments	(42,795)	8,022	(34,773)	(23,395)	(111)	5,181	(18,325)
FFO - NAREIT defined	$ 37,616	$ (13,308)	$ 24,308	$ 46,671	$ (111)	$ (10,185)	$ 36,375

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expenses, workforce reduction, etc.)

(1) See page 12 for components of interest expense, including contractual interest, capitalized interest, amortization of deferred financing costs and other finance fees.

© Monogram Residential Trust, Inc. 10

Financial Information
AFFO Comparisons to 2Q 2016

(in millions, except per share amounts) (unaudited)

Comparison of actual AFFO attributable to common stockholders 2Q 2016 to 2Q 2015:		
AFFO attributable to common stockholders - 2Q 2016	$	0.09
AFFO attributable to common stockholders - 2Q 2015		0.13
Decrease in AFFO attributable to common stockholders - quarter over quarter	**$**	**(0.04)**
Major components of change quarter over quarter:		
Increase in Same Store NOI	$	0.01
Increase in NOI from stabilized non-comparables, lease ups and developments		0.02
Decrease in NOI related to properties sold in 2015		(0.01)
Promoted interest payment and disposition fees in 2015		(0.03)
Increase in interest expense, net of capitalized interest		(0.02)
Increase in general and administrative expenses, net		(0.01)
Decrease in interest income		(0.01)
Weighted average number of common shares outstanding - diluted - 2Q 2016		167.6
Weighted average number of common shares outstanding - diluted - 2Q 2015		167.2

Comparison of actual AFFO attributable to common stockholders 2Q 2016 to 1Q 2016:		
AFFO attributable to common stockholders - 2Q 2016	$	0.09
AFFO attributable to common stockholders - 1Q 2016		0.08
Increase in AFFO attributable to common stockholders - quarter over quarter	**$**	**0.01**

AFFO for 2Q 2016 was $0.09 per fully diluted share, an increase of $0.01 from 1Q 2016. The major component for the increase was an increase in NOI from stabilized non-comparables, lease ups and developments.

© Monogram Residential Trust, Inc. 11

Financial Information
EBITDA Reconciliation

(in thousands) (unaudited)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Reconciliation of loss from continuing operations to Adjusted EBITDA:				
Loss from continuing operations before gain on sale of real estate - Consolidated	$ (11,927)	$ (4,129)	$ (22,987)	$ (5,306)
Depreciation and amortization [(1)]	32,795	26,323	64,631	51,947
Interest expense [(2)]	10,485	6,201	20,259	11,499
Acquisition expenses	5	151	128	151
Impairment related to development	—	3,128	—	3,128
Fair value adjustments (derivatives and business combinations)	138	41	138	59
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	87	174	172
Workforce reduction	2,044	—	2,044	—
Adjusted EBITDA - Consolidated	**$ 33,627**	**$ 31,802**	**$ 64,387**	**$ 61,650**
Loss from continuing operations before gain on sale of real estate - Proportionate Share	$ (9,278)	$ (3,049)	$ (17,649)	$ (4,027)
Depreciation and amortization [(1)]	22,681	18,561	44,831	35,406
Interest expense [(2)]	7,094	4,603	13,779	7,891
Acquisition expenses	5	151	128	151
Impairment related to development	—	3,128	—	3,128
Fair value adjustments (derivatives and business combinations)	138	39	138	55
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	55	53	110	103
Workforce reduction	2,044	—	2,044	—
Adjusted EBITDA - Proportionate Share	**$ 22,739**	**$ 23,486**	**$ 43,381**	**$ 42,707**

	Consolidated		Proportionate Share		Consolidated		Proportionate Share	
	Three Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,	
(1) Reconciliation of depreciation and amortization expense:	2016	2015	2016	2015	2016	2015	2016	2015
Depreciation and amortization expense for GAAP	$ 30,998	$ 25,134	$ 21,324	$ 17,676	$ 61,054	$ 49,683	$ 42,133	$ 33,737
Plus: Purchase accounting intangible expense	243	243	134	134	487	487	268	268
Amortization of deferred financing costs	1,554	946	1,223	751	3,090	1,777	2,430	1,401
EBITDA depreciation and amortization adjustment	$ 32,795	$ 26,323	$ 22,681	$ 18,561	$ 64,631	$ 51,947	$ 44,831	$ 35,406
(2) Reconciliation of interest expense:								
Contractual interest expense	$ 12,755	$ 11,338	$ 8,609	$ 7,695	$ 25,360	$ 21,934	$ 17,133	$ 14,152
Less: Capitalized interest	(1,857)	(4,687)	(1,215)	(2,796)	(4,274)	(9,445)	(2,754)	(5,667)
Mortgage premium amortization	(413)	(450)	(300)	(296)	(827)	(990)	(600)	(594)
Plus: Credit facility and other finance fees	578	472	578	472	1,170	1,171	1,170	1,030
Amortization of deferred financing costs	1,554	946	1,223	751	3,090	1,777	2,431	1,401
Interest expense for GAAP	12,617	7,619	8,895	5,826	24,519	14,447	17,380	10,322
Less: Credit facility and other finance fees	(578)	(472)	(578)	(472)	(1,170)	(1,171)	(1,170)	(1,030)
Amortization of deferred financing costs	(1,554)	(946)	(1,223)	(751)	(3,090)	(1,777)	(2,431)	(1,401)
EBITDA interest adjustment	$ 10,485	$ 6,201	$ 7,094	$ 4,603	$ 20,259	$ 11,499	$ 13,779	$ 7,891

© Monogram Residential Trust, Inc. 12

Portfolio Overview Equity Investments by Geographic Regions As of June 30, 2016 New England G Northern California 6 I 1 Colorado 410 Nevada ® @Southern California 7 I 1 Texas 10 I 1 Florida 512 *Operating (47 communities) *Development (5 communities) Note: Excludes 3 debt investments ©Monogram Residential Trust, Inc. 13

Portfolio Overview Summary of Number of Units and Communities Total Units Total Communities Equity Investments: Same Store Wholly owned (1) Consolidated joint ventures 2,912 5,784 2,710 5,371 10 22 9 20 Stabilized - Non Comparable Wholly owned Consolidated joint ventures 416 2,006 594 1,470 2 8 2 6 Lease up (including operating communities and developments in lease up) Wholly owned Consolidated joint ventures 120 2,201 — 1,391 1 6 — 5 Developments under Construction and Pre-development Consolidated joint ventures 656 2,413 2 7 Land Held for Future Development Debt Investments: Mezzanine Loans - Development, Lease up, and Stabilized Wholly owned 1,116 1,864 3 5 Recap of Totals by Category Wholly owned Consolidated joint ventures 4,564 10,647 5,168 10,645 16 39 16 39 (1) Includes five multifamily communities with 1,631 units acquired from PGGM in May 2015 that became wholly owned from that date forward. © Monogram Residential Trust, Inc. 14 Total Communities - Equity and Debt Investments15,21115,8135555 Total Communities - Equity and Debt Investments15,21115,8135555 Total Communities - Debt Investments1,1161,86435 Total Communities - Equity Investments14,09513,9495250 Consolidated Joint VentureN/AN/A11 Total Developments under Construction and Pre-development6562,41327 Total Lease up (including operating communities and developments in lease up)2,3211,39175 Total Stabilized - Non Comparable2,4222,064108 Total Stabilized11,11810,1454237 Total Same Store8,6968,0813229 June 30, 2016June 30, 2015 June 30, 2016June 30, 2015

Portfolio Overview
Summary of Operating Communities
As of June 30, 2016

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2016 Same Store NOI
Same Store Communities:					
Wholly owned					
Skye 2905 [1]	Denver, CO	100%	2010	400	
Consolidated joint ventures					
4550 Cherry Creek	Denver, CO	55%	2004	288	
7166 at Belmar	Lakewood, CO	55%	2008	308	
Colorado Totals				**996**	**12.6%**
Wholly owned					
The District Universal Boulevard [1]	Orlando, FL	100%	2009	425	
Consolidated joint venture					
Satori	Fort Lauderdale, FL	55%	2010	279	
The Franklin Delray	Delray Beach, FL	55%	2013	180	
Florida Totals				**884**	**9.2%**
Wholly owned					
The Reserve at LaVista Walk	Atlanta, GA	100%	2008	283	
Georgia Totals				**283**	**2.0%**
Wholly owned					
The Cameron [1]	Silver Spring, MD	100%	2010	325	
Consolidated joint ventures					
55 Hundred	Arlington, VA	55%	2010	234	
Bailey's Crossing	Alexandria, VA	55%	2010	414	
Burrough's Mill	Cherry Hill, NJ	55%	2004	308	
The Lofts at Park Crest	McLean, VA	55%	2008	131	
Mid-Atlantic Totals				**1,412**	**17.3%**
Consolidated joint ventures					
The Venue	Clark County, NV	55%	2009	168	
Veritas [1]	Henderson, NV	100%	2011	430	
Nevada Totals				**598**	**4.0%**
Wholly owned					
Pembroke Woods	Pembroke, MA	100%	2006	240	
Stone Gate [1]	Marlborough, MA	100%	2007	332	
Consolidated joint venture					
West Village	Mansfield, MA	55%	2008	200	
New England Totals				**772**	**8.2%**

(Table continued on next page; see page 18 for footnotes)

© Monogram Residential Trust, Inc. 15

Portfolio Overview
Summary of Operating Communities
As of June 30, 2016

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2016 Same Store NOI
Same Store Communities (continued):					
Wholly owned					
Acappella	San Bruno, CA	100%	2010	163	
Vara	San Francisco, CA	100%	2013	202	
Consolidated joint ventures					
Acacia on Santa Rosa Creek	Santa Rosa, CA	55%	2003	277	
Argenta	San Francisco, CA	55%	2008	179	
Renaissance (Phase I)	Concord, CA	55%	2008	134	
Northern California Totals				**955**	**18.4%**
Consolidated joint ventures					
Calypso Apartments and Lofts	Irvine, CA	55%	2008	177	
Forty55 Lofts	Marina del Rey, CA	55%	2010	140	
The Gallery at NoHo Commons	Los Angeles, CA	55%	2008	438	
San Sebastian	Laguna Woods, CA	55%	2010	134	
Southern California Totals				**889**	**13.8%**
Wholly owned					
Allegro [(2)]	Addison, TX	100%	2013	393	
Grand Reserve [(1)]	Dallas, TX	100%	2009	149	
Consolidated joint ventures					
Allusion West University	Houston, TX	55%	2014	231	
Briar Forest Lofts	Houston, TX	55%	2008	352	
Eclipse	Houston, TX	55%	2009	330	
Fitzhugh Urban Flats	Dallas, TX	55%	2009	452	
Texas Totals				**1,907**	**14.5%**
Total Same Store Communities			**2009**	**8,696**	**100.0%**
Stabilized Non-Comparable Communities:					
Consolidated joint venture					
Point 21	Denver, CO	55%	2015	212	
Colorado Totals				**212**	
Wholly Owned					
The Mark	Boca Raton, FL	100%	2015	208	
Florida Totals				**208**	

(Table continued on next page; see page 18 for footnotes)

© Monogram Residential Trust, Inc. 16

Portfolio Overview Summary of Operating Communities As of June 30, 2016 Stabilized Non-Comparable Communities (continued): Consolidated joint venture Cyan on Peachtree Atlanta, GA 55% 2015 329 Consolidated joint venture Everly Wakefield, MA 55% 2014 186 Wholly owned Ev Consolidated joint venture Blue Sol San Diego, CA 100% 2015 208 Costa Mesa, CA 100% 2014 113 Consolidated joint ventures 4110 Fairmount Arpeggio Victory Park Muse Museum District SEVEN Dallas, TX Dallas, TX Houston, TX Austin, TX 55% 55% 55% 55% 2014 2014 2014 2015 299 377 270 220 Lease up (including operating communities and developments in lease up): (3) Wholly owned The Mile Consolidated joint venture SoMa Miami, FL 100% N/A 120 Miami, FL 55% 2016 418 Consolidated joint venture Nouvelle Tysons Corner, VA 55% 2015 461 (Table continued on next page; see page 18 for footnotes) © Monogram Residential Trust, Inc. 17 Mid-Atlantic Totals461 Florida Totals538 Total Stabilized / Non-Comparable Communities20152,422 Texas Totals1,166 Southern California Totals321 New England Totals186 Georgia Totals329 CurrentYear of Completion or MostPercentage of Portfolio Based on EffectiveRecent SubstantialConsolidated YTD 2016 Same LocationOwnershipDevelopmentUnitsStore NOI

Portfolio Overview
Summary of Operating Communities
As of June 30, 2016

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2016 Same Store NOI
Lease up (including operating communities and developments in lease up) (continued): (3)					
Consolidated joint venture					
Zinc	Cambridge, MA	55%	2015	392	
New England Totals				**392**	
Consolidated joint venture					
OLUME	San Francisco, CA	55%	2016	121	
Northern California Totals				**121**	
Consolidated joint venture					
Verge	San Diego, CA	70%	2016	444	
Southern California Totals				**444**	
Consolidated joint venture					
The Alexan	Dallas, TX	50%	N/A	365	
Texas Totals				**365**	
Total Lease up Communities			**2016**	**2,321**	
Total Operating Communities			**2011**	**13,439**	

(1) Acquired noncontrolling interests from PGGM in May 2015. For all but Veritas, we now own 100%. For Veritas, our effective ownership is 100% and based on contributed capital is 93.5%. We report all of these communities for all periods as same store.
(2) During 2013, we completed the development of the second phase of Allegro which added an additional 121 units. The property was initially completed in 2010.
(3) These are communities included in the GAAP presentation in land, building and improvements except The Alexan and The Mile which for GAAP presentation are partially included in land, buildings and improvements and the remaining balances are reflected in construction in progress on the consolidated balance sheet.

© Monogram Residential Trust, Inc. 18

Portfolio Overview Summary of Proportionate Share of Notes Receivable As of June 30, 2016 (dollars in thousands) (unaudited) Balance (1) Maturity Date (2) Interest Rate (3) Community Location Ownership Total Commitment Accrued Interest Kendall Square Miami, FL 100% $ 12,300 $ 12,300 $ 4,612 10/16/16 17.0% Jefferson at Stonebriar Frisco, TX 100% 16,735 16,735 206 6/25/2018 15.0% Jefferson at Riverside (4) Irving, TX 100% 10,436 10,345 123 6/30/2018 15.0% (1) Excludes certain GAAP consolidated costs, primarily related to accrued interest, deferred income and loan origination costs. (2) The borrowers generally have options to prepay prior to maturity date or to extend the maturity date for one to two years. (3) The interest rate is calculated on a weighted average based on the contractual principal balance including only recurring interest. Excluded from the interest rate are fees paid at initial closing or final payment. (4) The total commitment was fully funded during July 2016. © Monogram Residential Trust, Inc. 19 Proportionate Share$39,471$39,380$4,94115.6% Proportionate ShareProportionate Contractual PrincipalShare Contractual

Operating Performance Consolidated Net Operating Income (dollars in thousands) (unaudited) Same Store Stabilized Non-Comparable Lease Up Dispositions and other non-lease up developments (1) $ 50,763 13,619 4,169 — $ 49,410 5,596 2 4,097 2.7 % N/A N/A N/A $ 101,228 26,420 6,450 — $ 97,689 9,533 2 8,524 3.6 % N/A N/A N/A Same Store Stabilized Non-Comparable Lease Up Dispositions and other non-lease up developments (1) 17,747 5,782 4,056 28 17,581 3,743 301 1,691 0.9 % N/A N/A N/A 35,571 11,323 7,494 52 35,297 6,741 338 3,371 0.8 % N/A N/A N/A Same Store Stabilized Non-Comparable Lease Up Dispositions and other non-lease up developments (1) 33,016 7,837 113 (28) 31,829 1,853 (299) 2,406 3.7 % N/A N/A N/A 65,657 15,097 (1,044) (52) 62,392 2,792 (336) 5,153 5.2 % N/A N/A N/A (1) See page 37 for listing of communities sold in 2015. © Monogram Residential Trust, Inc. 20 Total NOI$40,938$35,78914.4% $79,658$70,00113.8% NOI Total property operating expenses, including real estate taxes27,61323,31618.4%54,44045,74719.0% Property operating expenses, including real estate taxes Total rental revenue68,55159,10516.0%134,098115,74815.9% Rental revenue Six Months Ended June 30, 20162015Growth Three Months Ended June 30, 20162015Growth

Operating Performance
Reconciliation of Consolidated Net Operating Income

(in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Reconciliation of net income (loss) to Net Operating Income and Same Store Net Operating Income:				
Net income (loss)	**$ (11,927)**	**$ 44,473**	**$ (22,987)**	**$ 43,296**
Adjustments to reconcile net income (loss) to Net Operating Income:				
Corporate property management expenses	3,406	1,762	6,007	3,576
General and administrative expenses	7,353	4,708	13,863	9,484
Interest expense	11,063	6,673	21,429	12,670
Amortization of deferred financing costs	1,554	946	3,090	1,777
Depreciation and amortization	30,998	25,134	61,054	49,683
Interest income	(1,776)	(2,763)	(3,458)	(5,360)
Gain on sale of real estate	—	(48,602)	—	(48,602)
Investment and other development expenses	95	3,384	250	3,615
Other, net	172	74	410	(138)
Net Operating Income	**$ 40,938**	**$ 35,789**	**$ 79,658**	**$ 70,001**
Less: non-comparable				
Rental revenue	(17,788)	(9,695)	(32,870)	(18,059)
Property operating expenses, including real estate taxes	9,866	5,735	18,869	10,450
Same Store Net Operating Income	**$ 33,016**	**$ 31,829**	**$ 65,657**	**$ 62,392**
Plus: additional same store communities effective April 1, 2015				
Rental revenue	5,340	4,512	N/A	N/A
Property operating expenses, including real estate taxes	(2,346)	(2,239)	N/A	N/A
Quarterly Stabilized Same Store Net Operating Income	**$ 36,010**	**$ 34,102**	**N/A**	**N/A**

© Monogram Residential Trust, Inc. 21

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change
Same Store									
Colorado									
Denver	$ 5,654	$ 5,483	3.1 %	$ 1,594	$ 1,558	2.3 %	$ 4,060	$ 3,925	3.4 %
Colorado Total	**5,654**	**5,483**	**3.1 %**	**1,594**	**1,558**	**2.3 %**	**4,060**	**3,925**	**3.4 %**
Florida									
North Florida	1,773	1,680	5.5 %	549	562	(2.3)%	1,224	1,118	9.5 %
South Florida	2,965	2,946	0.6 %	1,165	1,167	(0.2)%	1,800	1,779	1.2 %
Florida Total	**4,738**	**4,626**	**2.4 %**	**1,714**	**1,729**	**(0.9)%**	**3,024**	**2,897**	**4.4 %**
Georgia									
Atlanta	1,362	1,353	0.7 %	706	568	24.3 %	656	785	(16.4)%
Georgia Total	**1,362**	**1,353**	**0.7 %**	**706**	**568**	**24.3 %**	**656**	**785**	**(16.4)%**
Mid-Atlantic									
Washington D.C.	7,378	7,333	0.6 %	2,476	2,459	0.7 %	4,902	4,874	0.6 %
Philadelphia	1,553	1,547	0.4 %	712	719	(1.0)%	841	828	1.6 %
Mid-Atlantic Total	**8,931**	**8,880**	**0.6 %**	**3,188**	**3,178**	**0.3 %**	**5,743**	**5,702**	**0.7 %**
Nevada									
Las Vegas	2,025	1,920	5.5 %	716	645	11.0 %	1,309	1,275	2.7 %
Nevada Total	**2,025**	**1,920**	**5.5 %**	**716**	**645**	**11.0 %**	**1,309**	**1,275**	**2.7 %**
New England									
Boston	4,132	3,952	4.6 %	1,342	1,272	5.5 %	2,790	2,680	4.1 %
New England Total	**4,132**	**3,952**	**4.6 %**	**1,342**	**1,272**	**5.5 %**	**2,790**	**2,680**	**4.1 %**
Northern California									
San Francisco	8,730	8,341	4.7 %	2,621	2,700	(2.9)%	6,109	5,641	8.3 %
Northern California Total	**8,730**	**8,341**	**4.7 %**	**2,621**	**2,700**	**(2.9)%**	**6,109**	**5,641**	**8.3 %**
Southern California									
Los Angeles	6,542	6,235	4.9 %	2,002	2,024	(1.1)%	4,540	4,211	7.8 %
Southern California Total	**6,542**	**6,235**	**4.9 %**	**2,002**	**2,024**	**(1.1)%**	**4,540**	**4,211**	**7.8 %**
Texas									
Dallas	4,756	4,654	2.2 %	1,903	2,021	(5.8)%	2,853	2,633	8.4 %
Houston	3,893	3,966	(1.8)%	1,961	1,886	4.0 %	1,932	2,080	(7.1)%
Texas Total	**8,649**	**8,620**	**0.3 %**	**3,864**	**3,907**	**(1.1)%**	**4,785**	**4,713**	**1.5 %**
Total Same Store	**50,763**	**49,410**	**2.7 %**	**17,747**	**17,581**	**0.9 %**	**33,016**	**31,829**	**3.7 %**

(Table continued on next page)

© Monogram Residential Trust, Inc. 22

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change
Stabilized Non-Comparable									
Colorado									
Denver	1,194	279	N/A	389	374	N/A	805	(95)	N/A
Colorado Total	**1,194**	**279**	**N/A**	**389**	**374**	**N/A**	**805**	**(95)**	**N/A**
Florida									
South Florida	1,532	—	N/A	664	—	N/A	868	—	N/A
Florida Total	**1,532**	**—**	**N/A**	**664**	**—**	**N/A**	**868**	**—**	**N/A**
Georgia									
Atlanta	1,766	133	N/A	784	405	N/A	982	(272)	N/A
Georgia Total	**1,766**	**133**	**N/A**	**784**	**405**	**N/A**	**982**	**(272)**	**N/A**
New England									
Boston	1,174	527	N/A	313	351	N/A	861	176	N/A
New England Total	**1,174**	**527**	**N/A**	**313**	**351**	**N/A**	**861**	**176**	**N/A**
Southern California									
Los Angeles	858	729	N/A	284	338	N/A	574	391	N/A
San Diego	726	—	N/A	556	—	N/A	170	—	N/A
Southern California Total	**1,584**	**729**	**N/A**	**840**	**338**	**N/A**	**744**	**391**	**N/A**
Texas									
Austin	1,887	145	N/A	730	373	N/A	1,157	(228)	N/A
Dallas	3,038	2,657	N/A	1,463	1,297	N/A	1,575	1,360	N/A
Houston	1,444	1,126	N/A	599	605	N/A	845	521	N/A
Texas Total	**6,369**	**3,928**	**N/A**	**2,792**	**2,275**	**N/A**	**3,577**	**1,653**	**N/A**
Total Stabilized Non-Comparable	**13,619**	**5,596**	**143 %**	**5,782**	**3,743**	**54 %**	**7,837**	**1,853**	**323 %**
Lease up (includes operating and development communities)									
Florida	1,116	—	N/A	1,053	29	N/A	63	(29)	N/A
Mid-Atlantic	744	—	N/A	1,009	46	N/A	(265)	(46)	N/A
New England	632	—	N/A	720	74	N/A	(88)	(74)	N/A
Northern California	326	—	N/A	305	2	N/A	21	(2)	N/A
Southern California	1,325	2	N/A	751	111	N/A	574	(109)	N/A
Texas	26	—	N/A	218	39	N/A	(192)	(39)	N/A
Total Lease up	**4,169**	**2**	**N/A**	**4,056**	**301**	**N/A**	**113**	**(299)**	**N/A**
Dispositions and other non-lease up developments	**—**	**4,097**	N/A	**28**	**1,691**	N/A	**(28)**	**2,406**	N/A
Total Portfolio	**$ 68,551**	**$ 59,105**	**16.0 %**	**$ 27,613**	**$ 23,316**	**18.4 %**	**$ 40,938**	**$ 35,789**	**14.4 %**

Note: Certain amounts from the Proportionate QTD Operating Information and Reconciliation to FFO on page 9 differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© Monogram Residential Trust, Inc. 23

Operating Performance

Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change
Same Store									
Colorado									
Denver	$ 11,332	$ 10,916	3.8 %	$ 3,084	$ 3,120	(1.2)%	$ 8,248	$ 7,796	5.8 %
Colorado Total	**11,332**	**10,916**	**3.8 %**	**3,084**	**3,120**	**(1.2)%**	**8,248**	**7,796**	**5.8 %**
Florida									
North Florida	3,525	3,330	5.9 %	1,128	1,139	(1.0)%	2,397	2,191	9.4 %
South Florida	5,946	5,751	3.4 %	2,330	2,286	1.9 %	3,616	3,465	4.4 %
Florida Total	**9,471**	**9,081**	**4.3 %**	**3,458**	**3,425**	**1.0 %**	**6,013**	**5,656**	**6.3 %**
Georgia									
Atlanta	2,710	2,688	0.8 %	1,364	1,113	22.6 %	1,346	1,575	(14.5)%
Georgia Total	**2,710**	**2,688**	**0.8 %**	**1,364**	**1,113**	**22.6 %**	**1,346**	**1,575**	**(14.5)%**
Mid-Atlantic									
Washington D.C.	14,684	14,387	2.1 %	4,954	5,124	(3.3)%	9,730	9,263	5.0 %
Philadelphia	3,094	3,049	1.5 %	1,426	1,444	(1.2)%	1,668	1,605	3.9 %
Mid-Atlantic Total	**17,778**	**17,436**	**2.0 %**	**6,380**	**6,568**	**(2.9)%**	**11,398**	**10,868**	**4.9 %**
Nevada									
Las Vegas	3,986	3,770	5.7 %	1,373	1,282	7.1 %	2,613	2,488	5.0 %
Nevada Total	**3,986**	**3,770**	**5.7 %**	**1,373**	**1,282**	**7.1 %**	**2,613**	**2,488**	**5.0 %**
New England									
Boston	8,151	7,772	4.9 %	2,773	2,952	(6.1)%	5,378	4,820	11.6 %
New England Total	**8,151**	**7,772**	**4.9 %**	**2,773**	**2,952**	**(6.1)%**	**5,378**	**4,820**	**11.6 %**
Northern California									
San Francisco	17,408	16,526	5.3 %	5,325	5,250	1.4 %	12,083	11,276	7.2 %
Northern California Total	**17,408**	**16,526**	**5.3 %**	**5,325**	**5,250**	**1.4 %**	**12,083**	**11,276**	**7.2 %**
Southern California									
Los Angeles	12,989	12,350	5.2 %	3,936	3,924	0.3 %	9,053	8,426	7.4 %
Southern California Total	**12,989**	**12,350**	**5.2 %**	**3,936**	**3,924**	**0.3 %**	**9,053**	**8,426**	**7.4 %**
Texas									
Dallas	9,514	9,177	3.7 %	3,955	4,029	(1.8)%	5,559	5,148	8.0 %
Houston	7,889	7,973	(1.1)%	3,923	3,634	8.0 %	3,966	4,339	(8.6)%
Texas Total	**17,403**	**17,150**	**1.5 %**	**7,878**	**7,663**	**2.8 %**	**9,525**	**9,487**	**0.4 %**
Total Same Store	**101,228**	**97,689**	**3.6 %**	**35,571**	**35,297**	**0.8 %**	**65,657**	**62,392**	**5.2 %**

(Table continued on next page)

© Monogram Residential Trust, Inc. 24

Operating Performance

Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change
Stabilized Non-Comparable									
Colorado									
Denver	2,386	353	N/A	753	587	N/A	1,633	(234)	N/A
Colorado Total	**2,386**	**353**	**N/A**	**753**	**587**	**N/A**	**1,633**	**(234)**	**N/A**
Florida									
South Florida	2,986	—	N/A	1,301	—	N/A	1,685	—	N/A
Florida Total	**2,986**	**—**	**N/A**	**1,301**	**—**	**N/A**	**1,685**	**—**	**N/A**
Georgia									
Atlanta	3,226	138	N/A	1,477	476	N/A	1,749	(338)	N/A
Georgia Total	**3,226**	**138**	**N/A**	**1,477**	**476**	**N/A**	**1,749**	**(338)**	**N/A**
New England									
Boston	2,312	826	N/A	635	718	N/A	1,677	108	N/A
New England Total	**2,312**	**826**	**N/A**	**635**	**718**	**N/A**	**1,677**	**108**	**N/A**
Southern California									
Los Angeles	1,729	1,150	N/A	575	704	N/A	1,154	446	N/A
San Diego	1,129	—	N/A	1,114	—	N/A	15	—	N/A
Southern California Total	**2,858**	**1,150**	**N/A**	**1,689**	**704**	**N/A**	**1,169**	**446**	**N/A**
Texas									
Austin	3,694	154	N/A	1,450	490	N/A	2,244	(336)	N/A
Dallas	6,083	4,858	N/A	2,826	2,579	N/A	3,257	2,279	N/A
Houston	2,875	2,054	N/A	1,192	1,187	N/A	1,683	867	N/A
Texas Total	**12,652**	**7,066**	**N/A**	**5,468**	**4,256**	**N/A**	**7,184**	**2,810**	**N/A**
Total Stabilized Non-Comparable	**26,420**	**9,533**	**177 %**	**11,323**	**6,741**	**68 %**	**15,097**	**2,792**	**441 %**
Lease up (includes operating and development communities)									
Florida	1,755	—	N/A	1,852	29	N/A	(97)	(29)	N/A
Mid-Atlantic	1,044	—	N/A	2,011	47	N/A	(967)	(47)	N/A
New England	1,025	—	N/A	1,438	77	N/A	(413)	(77)	N/A
Northern California	338	—	N/A	434	3	N/A	(96)	(3)	N/A
Southern California	2,257	2	N/A	1,350	136	N/A	907	(134)	N/A
Texas	31	—	N/A	409	46	N/A	(378)	(46)	N/A
Total Lease up	**6,450**	**2**	**N/A**	**7,494**	**338**	**N/A**	**(1,044)**	**(336)**	**N/A**
Dispositions and other non-lease up developments	**—**	**8,524**	N/A	**52**	**3,371**	N/A	**(52)**	**5,153**	N/A
Total Portfolio	**$ 134,098**	**$ 115,748**	**15.9 %**	**$ 54,440**	**$ 45,747**	**19.0 %**	**$ 79,658**	**$ 70,001**	**13.8 %**

Note: Certain amounts from the Proportionate YTD Operating Information and Reconciliation to FFO on page 10 differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© Monogram Residential Trust, Inc. 25

Operating Performance
Consolidated QTD and YTD Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue per Unit (1)	
	QTD	QTD	QTD	YTD	YTD	QTD	QTD	QTD	QTD	QTD	QTD
	2Q 2016	2Q 2016	2Q 2015	2Q 2016	2Q 2015	2Q 2016	2Q 2015	2Q 2016	2Q 2015	2Q 2016	2Q 2015
Same Store											
Colorado											
Denver		71.8 %	71.6 %	72.8 %	71.4 %	94.5 %	95.7 %	94.3 %	94.8 %	$ 1,869	$ 1,797
Colorado Total	**996**	**71.8%**	**71.6%**	**72.8%**	**71.4%**	**94.5%**	**95.7%**	**94.3%**	**94.8%**	**1,869**	**1,797**
Florida											
North Florida		69.0 %	66.5 %	68.0 %	65.8 %	97.4 %	96.5 %	96.5 %	95.7 %	1,252	1,213
South Florida		60.7 %	60.4 %	60.8 %	60.3 %	96.1 %	96.5 %	96.2 %	96.6 %	2,083	2,032
Florida Total	**884**	**63.8%**	**62.6%**	**63.5%**	**62.3%**	**96.7%**	**96.5%**	**96.3%**	**96.2%**	**1,683**	**1,638**
Georgia											
Atlanta		48.2 %	58.0 %	49.7 %	58.6 %	96.5 %	96.8 %	95.2 %	96.8 %	1,458	1,426
Georgia Total	**283**	**48.2%**	**58.0%**	**49.7%**	**58.6%**	**96.5%**	**96.8%**	**95.2%**	**96.8%**	**1,458**	**1,426**
Mid-Atlantic											
Washington D.C.		66.4 %	66.5 %	66.3 %	64.4 %	95.0 %	95.6 %	95.2 %	94.8 %	2,083	2,096
Philadelphia		54.2 %	53.5 %	53.9 %	52.6 %	95.5 %	95.5 %	95.5 %	95.8 %	1,619	1,614
Mid-Atlantic Total	**1,412**	**64.3%**	**64.2%**	**64.1%**	**62.3%**	**95.1%**	**95.5%**	**95.3%**	**95.0%**	**1,982**	**1,991**
Nevada											
Las Vegas		64.6 %	66.4 %	65.6 %	66.0 %	96.0 %	97.0 %	95.8 %	96.4 %	1,085	1,037
Nevada Total	**598**	**64.6%**	**66.4%**	**65.6%**	**66.0%**	**96.0%**	**97.0%**	**95.8%**	**96.4%**	**1,085**	**1,037**
New England											
Boston		67.5 %	67.8 %	66.0 %	62.0 %	97.4 %	97.3 %	97.5 %	98.2 %	1,702	1,625
New England Total	**772**	**67.5%**	**67.8%**	**66.0%**	**62.0%**	**97.4%**	**97.3%**	**97.5%**	**98.2%**	**1,702**	**1,625**
Northern California											
San Francisco		70.0 %	67.6 %	69.4 %	68.2 %	96.9 %	95.9 %	96.0 %	96.9 %	3,006	2,873
Northern California Total	**955**	**70.0%**	**67.6%**	**69.4%**	**68.2%**	**96.9%**	**95.9%**	**96.0%**	**96.9%**	**3,006**	**2,873**
Southern California											
Los Angeles		69.4 %	67.5 %	69.7 %	68.2 %	95.7 %	96.2 %	96.4 %	95.9 %	2,317	2,219
Southern California Total	**889**	**69.4%**	**67.5%**	**69.7%**	**68.2%**	**95.7%**	**96.2%**	**96.4%**	**95.9%**	**2,317**	**2,219**
Texas											
Dallas		60.0 %	56.6 %	58.4 %	56.1 %	94.8 %	95.7 %	94.3 %	95.8 %	1,614	1,569
Houston		49.6 %	52.4 %	50.3 %	54.4 %	93.9 %	94.5 %	93.2 %	93.5 %	1,407	1,469
Texas Total	**1,907**	**55.3%**	**54.7%**	**54.7%**	**55.3%**	**94.3%**	**95.1%**	**93.8%**	**94.7%**	**1,515**	**1,521**
Total Same Store	**8,696**	**65.0%**	**64.4%**	**64.9%**	**63.9%**	**95.6%**	**96.0%**	**95.4%**	**95.8%**	**$ 1,879**	**$ 1,834**

(Table continued on next page)

© Monogram Residential Trust, Inc. 26

Operating Performance
Consolidated QTD and YTD Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue per Unit (1)	
	QTD 2Q 2016	QTD 2Q 2016	QTD 2Q 2015	YTD 2Q 2016	YTD 2Q 2015	QTD 2Q 2016	QTD 2Q 2015	QTD 2Q 2016	QTD 2Q 2015	QTD 2Q 2016	QTD 2Q 2015
Stabilized Non-Comparable											
Colorado											
Denver		67.4 %	N/A	68.4 %	N/A	93.9 %	60.4 %	95.4 %	40.9 %	1,835	N/A
Colorado Total	**212**	**67.4%**	**N/A**	**68.4%**	**N/A**	**93.9%**	**60.4%**	**95.4%**	**40.9%**	**1,835**	**N/A**
Florida											
South Florida		56.7 %	N/A	56.4 %	N/A	96.2 %	N/A	97.6 %	N/A	2,381	N/A
Florida Total	**208**	**56.7%**	**N/A**	**56.4%**	**N/A**	**96.2%**	**N/A**	**97.6%**	**N/A**	**2,381**	**N/A**
Georgia											
Atlanta [(2)]		N/A	N/A	N/A	N/A	92.4 %	24.6 %	88.0 %	8.9 %	2,089	N/A
Georgia Total	**329**	**N/A**	**N/A**	**N/A**	**N/A**	**92.4%**	**24.6%**	**88.0%**	**8.9%**	**2,089**	**N/A**
New England											
Boston		73.3 %	N/A	72.5 %	N/A	96.2 %	81.7 %	98.0 %	58.4 %	2,043	N/A
New England Total	**186**	**73.3%**	**N/A**	**72.5%**	**N/A**	**96.2%**	**81.7%**	**98.0%**	**58.4%**	**2,043**	**N/A**
Southern California											
Los Angeles		66.9 %	N/A	66.7 %	N/A	98.2 %	97.3 %	95.9 %	95.9 %	2,574	N/A
San Diego [(2)]		N/A	N/A	N/A	N/A	95.7 %	N/A	67.1 %	N/A	2,196	N/A
Southern California Total	**321**	**66.9%**	**N/A**	**66.7%**	**N/A**	**96.6%**	**34.3%**	**77.3%**	**33.7%**	**2,329**	**N/A**
Texas											
Austin		61.3 %	N/A	60.7 %	N/A	94.6 %	26.8 %	94.4 %	13.9 %	2,983	N/A
Dallas		51.8 %	N/A	53.5 %	N/A	94.5 %	97.3 %	93.8 %	92.2 %	1,551	N/A
Houston		58.5 %	N/A	58.5 %	N/A	95.2 %	95.2 %	96.8 %	91.6 %	1,781	N/A
Texas Total	**1,166**	**56.2%**	**N/A**	**56.8%**	**N/A**	**94.7%**	**83.5%**	**94.6%**	**77.3%**	**1,875**	**N/A**
Total Stabilized Non-Comparable	**2,422**	**60.1%**	**N/A**	**60.4%**	**N/A**	**94.8%**	**59.7%**	**92.0%**	**51.0%**	**2,017**	**N/A**
Total Stabilized	**11,118**	**64.1%**	**N/A**	**64.1%**	**N/A**	**95.4%**	**88.1%**	**94.6%**	**86.0%**	**1,909**	**N/A**
Lease up (includes operating and development communities)											
Florida	538	N/A	N/A	N/A	N/A	51.1 %	N/A	32.8 %	N/A	N/A	N/A
Mid-Atlantic	461	N/A	N/A	N/A	N/A	39.5 %	N/A	28.5 %	N/A	N/A	N/A
New England	392	N/A	N/A	N/A	N/A	39.3 %	N/A	28.2 %	N/A	N/A	N/A
Northern California	121	N/A	N/A	N/A	N/A	44.6 %	N/A	30.3 %	N/A	N/A	N/A
Southern California	444	N/A	N/A	N/A	N/A	73.7 %	N/A	60.9 %	N/A	N/A	N/A
Texas	365	N/A	N/A	N/A	N/A	6.6 %	N/A	2.6 %	N/A	N/A	N/A
Total Lease up	**2,321**	**N/A**	**N/A**	**N/A**	**N/A**	**43.8%**	**N/A**	**31.7%**	**N/A**	**N/A**	**N/A**

(1) Monthly rental revenue per unit is only provided for communities that are stabilized as of the end of the period. Monthly rental revenue per unit is not meaningful prior to stabilization.
(2) Includes a community that was not stabilized for the full quarter, thus the operating margin for the partial period was not provided as it is not meaningful. The operating margins reported for QTD and YTD for Total Stabilized Non-Comparable and Total Stabilized exclude results for this community.

© Monogram Residential Trust, Inc. 27

Operating Performance Consolidated QTD and YTD Same Store Operating Expenses (dollars in thousands) (unaudited) Same Store Properties Detailed Comparison by Major Operating Expense Categories Onsite management Marketing Repairs and maintenance, including expensed turnover costs Utilities Insurance Real estate taxes Other $ 4,673 610 3,156 1,837 487 6,875 109 $ 4,572 744 2,953 1,799 624 6,799 90 $ 101 (134) 203 38 (137) 76 19 2.2% (18.0)% 6.9% 2.1% (22.0)% 1.1% 21.1% $ 9,338 1,167 6,080 3,696 984 14,044 262 $ 8,869 1,372 5,938 3,787 1,371 13,764 196 $ 469 (205) 142 (91) (387) 280 66 5.3% (14.9)% 2.4% (2.4)% (28.2)% 2.0% 33.7% © Monogram Residential Trust, Inc. 28 Total Operating Expenses$17,747$17,581$1660.9% $35,571$35,297$2740.8 % Six Months Ended June 30, 20162015$ Change% Change Three Months Ended June 30, 20162015$ Change% Change

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016
Same Store [(1)]										
Colorado										
Denver	$ 4,105	$ 3,970	3.4 %	$ 1,134	$ 1,100	3.1 %	$ 2,971	$ 2,870	3.5 %	12.5 %
Colorado Total	**4,105**	**3,970**	**3.4%**	**1,134**	**1,100**	**3.1 %**	**2,971**	**2,870**	**3.5 %**	**12.5%**
Florida										
North Florida	1,773	1,680	5.5 %	549	562	(2.3)%	1,224	1,118	9.5 %	5.1 %
South Florida	1,644	1,633	0.7 %	646	647	(0.2)%	998	986	1.2 %	4.2 %
Florida Total	**3,417**	**3,313**	**3.1%**	**1,195**	**1,209**	**(1.2)%**	**2,222**	**2,104**	**5.6 %**	**9.3%**
Georgia										
Atlanta	1,362	1,353	0.7 %	706	568	24.3 %	656	785	(16.4)%	2.8 %
Georgia Total	**1,362**	**1,353**	**0.7%**	**706**	**568**	**24.3 %**	**656**	**785**	**(16.4)%**	**2.8%**
Mid-Atlantic										
Washington D.C.	5,020	4,967	1.1 %	1,632	1,629	0.2 %	3,388	3,338	1.5 %	14.2 %
Philadelphia	854	851	0.4 %	391	396	(1.3)%	463	455	1.8 %	1.9 %
Mid-Atlantic Total	**5,874**	**5,818**	**1.0%**	**2,023**	**2,025**	**(0.1)%**	**3,851**	**3,793**	**1.5 %**	**16.1%**
Nevada										
Las Vegas	1,777	1,689	5.2 %	611	551	10.9 %	1,166	1,138	2.5 %	4.9 %
Nevada Total	**1,777**	**1,689**	**5.2%**	**611**	**551**	**10.9 %**	**1,166**	**1,138**	**2.5 %**	**4.9%**
New England										
Boston	3,605	3,449	4.5 %	1,186	1,116	6.3 %	2,419	2,333	3.7 %	10.2 %
New England Total	**3,605**	**3,449**	**4.5%**	**1,186**	**1,116**	**6.3 %**	**2,419**	**2,333**	**3.7 %**	**10.2%**
Northern California										
San Francisco	6,475	6,195	4.5 %	1,942	2,024	(4.1)%	4,533	4,171	8.7 %	19.0 %
Northern California Total	**6,475**	**6,195**	**4.5%**	**1,942**	**2,024**	**(4.1)%**	**4,533**	**4,171**	**8.7 %**	**19.0%**
Southern California										
Los Angeles	3,603	3,434	4.9 %	1,103	1,115	(1.1)%	2,500	2,319	7.8 %	10.5 %
Southern California Total	**3,603**	**3,434**	**4.9%**	**1,103**	**1,115**	**(1.1)%**	**2,500**	**2,319**	**7.8 %**	**10.5%**
Texas										
Dallas	3,941	3,846	2.5 %	1,507	1,656	(9.0)%	2,434	2,190	11.1 %	10.2 %
Houston	2,147	2,187	(1.8)%	1,081	1,040	3.9 %	1,066	1,147	(7.1)%	4.5 %
Texas Total	**6,088**	**6,033**	**0.9%**	**2,588**	**2,696**	**(4.0)%**	**3,500**	**3,337**	**4.9 %**	**14.7%**
Total Same Store	**36,306**	**35,254**	**3.0%**	**12,488**	**12,404**	**0.7 %**	**23,818**	**22,850**	**4.2 %**	**100%**

(Table continued on next page)

© Monogram Residential Trust, Inc. 29

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016
Stabilized Non-Comparable										
Colorado										
Denver	662	155	N/A	216	207	N/A	446	(52)	N/A	N/A
Colorado Total	**662**	**155**	**N/A**	**216**	**207**	**N/A**	**446**	**(52)**	**N/A**	**N/A**
Florida										
South Florida	1,532	—	N/A	664	—	N/A	868	—	N/A	N/A
Florida Total	**1,532**	**—**	**N/A**	**664**	**—**	**N/A**	**868**	**—**	**N/A**	**N/A**
Georgia										
Atlanta	979	74	N/A	435	224	N/A	544	(150)	N/A	N/A
Georgia Total	**979**	**74**	**N/A**	**435**	**224**	**N/A**	**544**	**(150)**	**N/A**	**N/A**
New England										
Boston	651	292	N/A	173	195	N/A	478	97	N/A	N/A
New England Total	**651**	**292**	**N/A**	**173**	**195**	**N/A**	**478**	**97**	**N/A**	**N/A**
Southern California										
Los Angeles	858	729	N/A	284	338	N/A	574	391	N/A	N/A
San Diego	726	—	N/A	556	—	N/A	170	—	N/A	N/A
Southern California Total	**1,584**	**729**	**N/A**	**840**	**338**	**N/A**	**744**	**391**	**N/A**	**N/A**
Texas										
Austin	1,047	80	N/A	405	207	N/A	642	(127)	N/A	N/A
Dallas	1,685	1,474	N/A	811	720	N/A	874	754	N/A	N/A
Houston	800	624	N/A	332	335	N/A	468	289	N/A	N/A
Texas Total	**3,532**	**2,178**	**N/A**	**1,548**	**1,262**	**N/A**	**1,984**	**916**	**N/A**	**N/A**
Total Stabilized Non-Comparable	**8,940**	**3,428**	**161 %**	**3,876**	**2,226**	**74 %**	**5,064**	**1,202**	**321 %**	**N/A**
Lease up (includes operating and development communities)										
Florida	626	—	N/A	656	16	N/A	(30)	(16)	N/A	N/A
Mid-Atlantic	413	—	N/A	559	25	N/A	(146)	(25)	N/A	N/A
New England	350	—	N/A	399	41	N/A	(49)	(41)	N/A	N/A
Northern California	181	—	N/A	169	1	N/A	12	(1)	N/A	N/A
Southern California	931	2	N/A	528	79	N/A	403	(77)	N/A	N/A
Texas	13	—	N/A	109	19	N/A	(96)	(19)	N/A	N/A
Total Lease up	**2,514**	**2**	N/A	**2,420**	**181**	N/A	**94**	**(179)**	**N/A**	**N/A**
Dispositions and other non-lease up developments	**—**	**4,095**	N/A	**15**	**1,681**	N/A	**(15)**	**2,414**	N/A	N/A
Total Portfolio	**$ 47,760**	**$ 42,779**	**11.6 %**	**$ 18,799**	**$ 16,492**	**14.0 %**	**$ 28,961**	**$ 26,287**	**10.2 %**	**N/A**

Note: Certain amounts from Proportionate QTD Operating Information and Reconciliation to FFO on page 9 differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years.

© Monogram Residential Trust, Inc. 30

Operating Performance
Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016
Same Store [(1)]										
Colorado										
Denver	$ 8,223	$ 7,921	3.8 %	$ 2,203	$ 2,200	0.1 %	$ 6,020	$ 5,721	5.2 %	12.7%
Colorado Total	**8,223**	**7,921**	**3.8%**	**2,203**	**2,200**	**0.1 %**	**6,020**	**5,721**	**5.2 %**	**12.7%**
Florida										
North Florida	3,525	3,330	5.9 %	1,128	1,139	(1.0)%	2,397	2,191	9.4 %	5.1%
South Florida	3,297	3,189	3.4 %	1,292	1,267	2.0 %	2,005	1,922	4.3 %	4.2%
Florida Total	**6,822**	**6,519**	**4.6%**	**2,420**	**2,406**	**0.6 %**	**4,402**	**4,113**	**7.0 %**	**9.3%**
Georgia										
Atlanta	2,710	2,688	0.8 %	1,364	1,113	22.6 %	1,346	1,575	(14.5)%	2.8%
Georgia Total	**2,710**	**2,688**	**0.8%**	**1,364**	**1,113**	**22.6 %**	**1,346**	**1,575**	**(14.5)%**	**2.8%**
Mid-Atlantic										
Washington D.C.	9,983	9,711	2.8 %	3,258	3,422	(4.8)%	6,725	6,289	6.9 %	14.3%
Philadelphia	1,702	1,677	1.5 %	785	794	(1.1)%	917	883	3.9 %	1.9%
Mid-Atlantic Total	**11,685**	**11,388**	**2.6%**	**4,043**	**4,216**	**(4.1)%**	**7,642**	**7,172**	**6.6 %**	**16.2%**
Nevada										
Las Vegas	3,500	3,314	5.6 %	1,170	1,098	6.6 %	2,330	2,216	5.1 %	4.9%
Nevada Total	**3,500**	**3,314**	**5.6%**	**1,170**	**1,098**	**6.6 %**	**2,330**	**2,216**	**5.1 %**	**4.9%**
New England										
Boston	7,120	6,784	5.0 %	2,447	2,610	(6.2)%	4,673	4,174	12.0 %	9.9%
New England Total	**7,120**	**6,784**	**5.0%**	**2,447**	**2,610**	**(6.2)%**	**4,673**	**4,174**	**12.0 %**	**9.9%**
Northern California										
San Francisco	12,921	12,290	5.1 %	3,946	3,929	0.4 %	8,975	8,361	7.3 %	19.0%
Northern California Total	**12,921**	**12,290**	**5.1%**	**3,946**	**3,929**	**0.4 %**	**8,975**	**8,361**	**7.3 %**	**19.0%**
Southern California										
Los Angeles	7,153	6,801	5.2 %	2,167	2,161	0.3 %	4,986	4,640	7.5 %	10.6%
Southern California Total	**7,153**	**6,801**	**5.2%**	**2,167**	**2,161**	**0.3 %**	**4,986**	**4,640**	**7.5 %**	**10.6%**
Texas										
Dallas	7,879	7,572	4.1 %	3,180	3,285	(3.2)%	4,699	4,287	9.6 %	9.9%
Houston	4,350	4,395	(1.0)%	2,163	2,003	8.0 %	2,187	2,392	(8.6)%	4.7%
Texas Total	**12,229**	**11,967**	**2.2 %**	**5,343**	**5,288**	**1.0 %**	**6,886**	**6,679**	**3.1 %**	**14.6%**
Total Same Store	**72,363**	**69,672**	**3.9%**	**25,103**	**25,021**	**0.3 %**	**47,260**	**44,651**	**5.8 %**	**100.0%**

(Table continued on next page)

© Monogram Residential Trust, Inc. 31

Operating Performance

Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			% of Same Store NOI by Market
	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016	YTD 2Q 2015	% Change	YTD 2Q 2016
Stabilized Non-Comparable										
Colorado										
Denver	1,323	196	N/A	417	326	N/A	906	(130)	N/A	N/A
Colorado Total	**1,323**	**196**	**N/A**	**417**	**326**	**N/A**	**906**	**(130)**	**N/A**	**N/A**
Florida										
South Florida	2,986	—	N/A	1,301	—	N/A	1,685	—	N/A	N/A
Florida Total	**2,986**	**—**	**N/A**	**1,301**	**—**	**N/A**	**1,685**	**—**	**N/A**	**N/A**
Georgia										
Atlanta	1,789	77	N/A	819	264	N/A	970	(187)	N/A	N/A
Georgia Total	**1,789**	**77**	**N/A**	**819**	**264**	**N/A**	**970**	**(187)**	**N/A**	**N/A**
New England										
Boston	1,282	458	N/A	352	398	N/A	930	60	N/A	N/A
New England Total	**1,282**	**458**	**N/A**	**352**	**398**	**N/A**	**930**	**60**	**N/A**	**N/A**
Southern California										
Los Angeles	1,729	1,150	N/A	575	704	N/A	1,154	446	N/A	N/A
San Diego	1,129	—	N/A	1,114	—	N/A	15	—	N/A	N/A
Southern California Total	**2,858**	**1,150**	**N/A**	**1,689**	**704**	**N/A**	**1,169**	**446**	**N/A**	**N/A**
Texas										
Austin	2,048	85	N/A	804	272	N/A	1,244	(187)	N/A	N/A
Dallas	3,373	2,694	N/A	1,567	1,430	N/A	1,806	1,264	N/A	N/A
Houston	1,594	1,139	N/A	661	658	N/A	933	481	N/A	N/A
Texas Total	**7,015**	**3,918**	**N/A**	**3,032**	**2,360**	**N/A**	**3,983**	**1,558**	**N/A**	**N/A**
Total Stabilized Non-Comparable	**17,253**	**5,799**	**198 %**	**7,610**	**4,052**	**88 %**	**9,643**	**1,747**	**452 %**	**N/A**
Lease up (includes operating and development communities)										
Florida	981	—	N/A	1,131	16	N/A	(150)	(16)	N/A	N/A
Mid-Atlantic	579	—	N/A	1,115	26	N/A	(536)	(26)	N/A	N/A
New England	569	—	N/A	797	42	N/A	(228)	(42)	N/A	N/A
Northern California	188	—	N/A	241	2	N/A	(53)	(2)	N/A	N/A
Southern California	1,586	2	N/A	949	96	N/A	637	(94)	N/A	N/A
Texas	16	—	N/A	204	23	N/A	(188)	(23)	N/A	N/A
Total Lease up	**3,919**	**2**	N/A	**4,437**	**205**	N/A	**(518)**	**(203)**	**N/A**	**N/A**
Dispositions and other non-lease up developments	**—**	**8,523**	**N/A**	**30**	**3,350**	**N/A**	**(30)**	**5,173**	**N/A**	**N/A**
Total Portfolio	**$ 93,535**	**$ 83,996**	**11.4 %**	**$ 37,180**	**$ 32,628**	**14.0 %**	**$ 56,355**	**$ 51,368**	**9.7 %**	**N/A**

Note: Certain amounts from the Proportionate YTD Operating Information and Reconciliation to FFO on page 10 differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rent and start up expenses).

(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years.

© Monogram Residential Trust, Inc. 32

Operating Performance

Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Communities	Units	Rental Revenue			Property Operating Expenses			Net Operating Income		
			QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change	QTD 2Q 2016	QTD 2Q 2015	% Change
Consolidated											
Same Store (per page 22)	**32**	**8,696**	**$ 50,763**	**$ 49,410**	**2.7%**	**$ 17,747**	**$ 17,581**	**0.9 %**	**$ 33,016**	**$ 31,829**	**3.7%**
Additional Same Store Communities effective April 1, 2015											
Texas											
Dallas	2	676	3,038	2,657	14.3%	1,463	1,297	12.8 %	1,575	1,360	15.8%
Houston	1	270	1,444	1,126	28.2%	599	604	(0.8)%	845	522	61.9%
Southern California											
Los Angeles	1	113	858	729	17.7%	284	338	(16.0)%	574	391	46.8%
Total Consolidated Quarterly Stabilized Same Store	**36**	**9,755**	**$ 56,103**	**$ 53,922**	**4.0%**	**$ 20,093**	**$ 19,820**	**1.4 %**	**$ 36,010**	**$ 34,102**	**5.6%**
Proportionate											
Same Store (per page 29)	**32**	**8,696**	**$ 36,306**	**$ 35,254**	**3.0%**	**$ 12,488**	**$ 12,404**	**0.7 %**	**$ 23,818**	**$ 22,850**	**4.2%**
Additional Same Store Communities effective April 1, 2015											
Texas											
Dallas	2	676	1,685	1,474	14.3%	811	720	12.6 %	874	754	15.9%
Houston	1	270	801	624	28.4%	332	335	(0.9)%	469	289	62.3%
Southern California											
Los Angeles	1	113	858	729	17.7%	284	338	(16.0)%	574	391	46.8%
Total Proportionate Quarterly Stabilized Same Store	**36**	**9,755**	**$ 39,650**	**$ 38,081**	**4.1%**	**$ 13,915**	**$ 13,797**	**0.9 %**	**$ 25,735**	**$ 24,284**	**6.0%**

Note: The data presented above displays the results of our Same Store portfolio for Same Store communities as of April 1, 2015. For 2Q 2016, we added four additional multifamily communities to our Quarterly Same Store communities increasing the total to 36.

© Monogram Residential Trust, Inc. 33

Operating Performance

Proportionate Share QTD General and Administrative and Corporate Property Management Expenses

(dollars in thousands) (unaudited)

	For the Three Months Ended June 30, 2016			
	General and Administrative Expenses	Corporate Property Management Expenses	Total Expenses	Annualized Total Expenses
Proportionate Share:				
Total General and administrative and corporate property management expenses (1)	$ 5,457	$ 2,395	$ 7,852	$ 31,408
Less: Asset management and property management fee income	(377)	(783)	(1,160)	(4,640)
Net Expenses	**$ 5,080**	**$ 1,612**	**$ 6,692**	**$ 26,768**
Net Expenses as percentage of Total Consolidated Revenue	**7.4%**	**2.4%**	**9.8%**	**9.8%**
Net Expenses as percentage of Total Consolidated Gross Assets (2)	**0.14%**	**0.04%**	**0.18%**	**0.72%**

(1) Amounts exclude stock compensation expense of $0.7 million and $0.1 million, respectively, and expenses related to workforce reduction of $1.2 million and $0.8 million, respectively.
(2) Total consolidated gross assets, which adds back accumulated depreciation and amortization, is included as a benchmark as it is representative of the Company's assets under management, and is calculated as follows:

Total assets per page 4	$ 3,243,870
Accumulated depreciation per page 4	417,261
Accumulated depreciation of corporate assets	992
Accumulated amortization of intangibles	42,775
Total gross assets	$ 3,704,898

© Monogram Residential Trust, Inc. 34

Capital Deployment
Summary of Developments

(dollars in thousands, except costs per unit) (unaudited) As of June 30, 2016

Community	Effective Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Date First Units	Actual/ Estimated Completion Date (1)	Actual/ Estimated Stabilization Date (1)	Estimated Economic Costs per Unit	Occupancy	Percent Complete	Proportionate Share: Estimated Total Economic Costs	Proportionate Share: Economic Costs Incurred as of June 30, 2016	Proportionate Share: Projected NOI Yield at Stabilization
Operating Communities Stabilized During Current Quarter or in Lease up (2)												
Cyan on Peachtree - Atlanta, GA	55%	329	4Q 2013	2Q 2015	4Q 2015	2Q 2016	$205,713	92%	98%	$ 37,528	$ 36,898	7.9%
OLUME - San Francisco, CA	55%	121	2Q 2014	1Q 2016	1Q 2016	3Q 2016	537,782	45%	97%	36,082	34,850	5.5%
SoMa - Miami, FL	55%	418	4Q 2013	4Q 2015	1Q 2016	3Q 2016	235,182	64%	97%	54,511	53,136	7.2%
Verge - San Diego, CA	70%	444	4Q 2013	3Q 2015	2Q 2016	3Q 2016	272,748	74%	99%	85,133	84,471	6.3%
Zinc - Cambridge, MA	55%	392	2Q 2013	3Q 2015	4Q 2015	2Q 2017	464,446	39%	98%	100,954	99,355	6.0%
Nouvelle - Tysons Corner, VA	55%	461	4Q 2013	3Q 2015	4Q 2015	3Q 2017	369,848	39%	99%	94,542	93,403	5.6%
Total Stabilized During Current Quarter or in Lease up		**2,165**					**325,506**	**59%**	**98%**	**408,750**	**402,113**	**6.3%**
Developments in Lease up												
The Alexan - Dallas, TX	50%	365	3Q 2013	2Q 2016	4Q 2016	3Q 2017	259,352	7%	94%	47,246	44,640	6.3%
Total Developments in Lease up		**365**					**259,352**	**7%**	**94%**	**47,246**	**44,640**	**6.3%**
Construction												
Caspian Delray Beach - Delray Beach, FL	55%	146	4Q 2014	3Q 2016	1Q 2017	2Q 2017	278,812	N/A	75%	22,572	16,997	6.3%
Lucé - Huntington Beach, CA	65%	510	4Q 2015	1Q 2018	3Q 2018	2Q 2019	342,185	N/A	31%	114,045	35,313	6.7%
Total Construction		**656**					**328,081**	**N/A**	**38%**	**136,617**	**52,310**	**6.6%**
Land Held for Future Development												
Renaissance Phase II - Concord, CA	55%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,420	N/A
Total Developments		**3,186**					**$318,457**		**84%**	**$592,613**	**$ 505,483**	**6.3%**

(1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders).
(2) These communities are included in the GAAP presentation in land, buildings and improvements but are still in lease up or stabilized during the current quarter and still have some remaining development costs.
(3) This schedule does not include 2015 acquisitions, which includes a development, The Mile, acquired in December 2015 that was approximately 99% complete as of June 30, 2016.

© Monogram Residential Trust, Inc. 35

Capital Deployment
Development Cash Costs to Complete, Interest and Other Costs

(dollars in thousands) (unaudited)

		As of June 30, 2016
Estimated development cash costs to complete:		
Proportionate Share:		
Estimated total Economic Costs (page 35) [1]	$	592,613
Less: Costs incurred (excluding land held for development)		(499,063)
Plus: Net accrued and unpaid estimated Economic Costs (including retainage, construction payables and construction escrows)		19,734
Total Estimated Development Cash Costs to Complete	**$**	**113,284**
Total estimated development cash costs to complete by funding source [2]		
Construction loan draws under binding loan commitments	$	25,057
Other, including cash, construction loans and existing credit facilities [1] [3]		88,227
Total Estimated Development Cash Costs to Complete	**$**	**113,284**

(1) The amount does not include The Mile, a development acquired in December 2015 that was approximately 99% complete as of June 30, 2016.
(2) The sources identified may be supplemented with other capital sources, including other construction loans.
(3) May also include other capital sources.

	Three Months Ended June 30,				Six Months Ended June 30,			
		2016		2015		2016		2015
Other Development Costs:								
Proportionate Share:								
Capitalized development costs:								
Interest [4]	$	1,215	$	2,796	$	2,754	$	5,667
Real estate taxes		401		678		762		1,510
Direct overhead		146		172		282		383
Total Capitalized Development Costs	**$**	**1,762**	**$**	**3,646**	**$**	**3,798**	**$**	**7,560**
Development related costs (expensed): [5]								
NOI (operating deficits) and development expenses	$	(357)	$	(699)	$	(1,557)	$	(1,141)
Interest expense		(519)		(72)		(1,144)		(134)
Total Development Costs (Expensed)	**$**	**(876)**	**$**	**(771)**	**$**	**(2,701)**	**$**	**(1,275)**

(4) Of $1.2 million of capitalized interest for the three months ended June 30, 2016, $0.9 million relates to developments that are anticipated to become operational during the remainder of 2016.
(5) These amounts represent NOI, development and interest expenses incurred during the period of operating deficits.

© Monogram Residential Trust, Inc. 36

Capital Deployment

Acquisition and Disposition Summary - Three Years

(dollars in thousands, except per unit data) (unaudited)

As of June 30, 2016

Communities Acquired	Location	Number of Units		Purchase Price per Unit		Purchase Price 100%		Purchase Price Proportionate Share		Assumed Debt 100%		Assumed Debt Proportionate Share
2015												
The Mile [1]	Miami, FL	120	$	400,000	$	48,000	$	48,000	$	—	$	—
Ev	San Diego, CA	208		403,606		83,950		83,950		—		—
The Mark	Boca Raton, FL	208		392,981		81,740		81,740		—		—
PGGM Buyout [2]	Various	2,061		253,194		521,833		224,629		249,357		106,944
Total		**2,597**	**$**	**283,220**	**$**	**735,523**	**$**	**438,319**	**$**	**249,357**	**$**	**106,944**

Communities Sold	Location	Number of Units		Gross Sales Price per Unit		Gross Sales Price 100%		Sales Price Proportionate Share		Gross Book Value at Time of Sale 100%
2015										
Post Oak	Houston, TX	392	$	229,745	$	90,060	$	90,060	$	64,745
Burnham Pointe	Chicago, IL	298		422,819		126,000		126,000		88,533
Shady Grove [3]	Rockville, MD	366		N/A		38,465		38,465		38,415
2014										
Tupelo Alley	Portland, OR	188		281,144		52,855		29,308		39,930
Total		**1,244**	**$**	**306,281**	**$**	**307,380**	**$**	**283,833**	**$**	**231,623**

(1) Development was acquired through like-kind tax exchange in December 2015 and has been classified as construction in progress (99% complete) as of June 30, 2016.
(2) In May 2015, we acquired noncontrolling interests in six co-investment ventures with PGGM related to equity investments in the following six multifamily communities: The District Universal Boulevard (Orlando, FL), Veritas (Henderson, NV), The Cameron (Silver Spring, MD), Skye 2905 (Denver, CO), Grand Reserve (Dallas, TX), and Stone Gate (Marlborough, MA). Additionally, we acquired a controlling interest in the Jefferson Creekside debt investment (Allen, TX).
(3) In June 2015, we sold the development to a group led by the developer partner. The gross book value at time of sale is net of an impairment of $3.1 million (primarily related to non-recovery of certain non-cash GAAP capitalized costs) recorded during 2Q 2015.

© Monogram Residential Trust, Inc. 37

Capital Deployment Capital Expenditures-Same Store (dollars in thousands, except per unit amounts) (unaudited) Recurring Non-Recurring Revenue Producing $ 634 1,427 447 $ 403 1,472 471 57.3% (3.1)% (5.1)% $ 1,043 2,218 967 $ 809 2,646 628 28.9% (16.2)% 54.0 % Recurring Non-Recurring Revenue Producing $ 73 164 51 $ 46 169 55 58.7% (3.0)% (7.3)% $ 120 255 111 $ 93 304 72 29.0% (16.1)% 54.2 % Recurring Non-Recurring Revenue Producing 1.2% 2.8% 0.9% 0.8% 3.0% 0.9% 1.0% 2.2% 1.0% 0.8% 2.7% 0.7% © Monogram Residential Trust, Inc. 38 Total capital expenditures as a percentage of rental revenue - Same Store4.9%4.7%4.2%4.2% Capital Expenditures as a Percentage of Rental Revenue - Same Store (Consolidated) Total capital expenditures per unit - Same Store$288$2706.7% $486$4693.6 % Capital Expenditures per Unit - Same Store (Consolidated) Total capital expenditures - Same Store$2,508$2,3466.9% $4,228$4,0833.6 % Capital Expenditures - Same Store (Consolidated) Six Months Ended June 30, 20162015% Change Three Months Ended June 30, 20162015% Change

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

	As of June 30, 2016					
	Total Contractual Balance [1][2][4]	Weighted Average Time to Maturity [3]	Consolidated Weighted Average Contractual Interest Rate	Proportionate Share of Contractual Balance [4]	Percent of Total Proportionate Share Debt	Company Portion of Recourse Debt [5]
Company Level Debt						
Fixed Rate - Mortgages Payable	$ 294,962	2.7 years	3.88%	$ 294,962	28.5%	$ —
$150 Million Credit Facility	47,000	0.8 years	2.53%	47,000	4.5%	—
$200 Million Credit Facility	—	—	2.97%	—	—%	—
Total Company Level Debt	**341,962**	**2.5 years**	**3.70%**	**341,962**	**33.0%**	
Co-Investment Venture Level Debt						
Fixed Rate - Mortgages Payable	658,443	2.3 years	3.53%	378,581	36.7%	—
Variable Rate - Mortgage Payable	11,499	0.8 years	2.82%	6,325	0.6%	—
Fixed Rate - Construction Notes Payable - In Construction	49,169	2.1 years	4.00%	24,541	2.4%	—
Variable Rate - Construction Notes Payable - Operating	481,079	1.9 years	2.56%	275,347	26.7%	72,533
Variable Rate - Construction Notes Payable - In Construction	10,382	2.8 years	2.62%	5,757	0.6%	2,596
Total Co-Investment Venture Level Debt	**1,210,572**	**2.1 years**	**3.15%**	**690,551**	**67.0%**	**75,129**
Total Company Level and Co-Investment Venture Level Debt	**1,552,534**	**2.2 years**	**3.27%**	**1,032,513**	**100.0%**	**$ 75,129**
Plus: unamortized adjustments from business combinations [6]	1,664			1,448		
Less: Deferred Financing Costs, net [7]	(12,528)			(9,674)		
Total Debt per Consolidated/Proportionate Balance Sheets	**$ 1,541,670**			**$ 1,024,287**		

Recap of Proportionate Share of Debt - Fixed and Floating Rate Components	Proportionate Share of Contractual Balance [4]	Proportionate Share Weighted Average Contractual Interest Rate	Percent of Total Debt
Fixed Rate - Contractual	$ 698,084	3.68 %	
Interest Rate Caps - Notional Amounts [8]	112,700		
Fixed Rate and Interest Rate Caps	**810,784**		**79%**
Floating Rate:			
Construction Notes Payable	281,104	2.55 %	
Credit Facilities Payable	47,000	2.53 %	
Mortgage Payable	6,325	2.82 %	
Interest Rate Caps - Notional Amounts	(112,700)		
Floating Rate, Net of Interest Rate Caps	**221,729**		**21%**
Total Debt - Contractual	**$ 1,032,513**	**3.31%**	**100%**

(see page 40 for footnotes)

© Monogram Residential Trust, Inc. 39

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

Debt Maturities

Aggregate Debt Maturities by Year	As of June 30, 2016 Proportionate Weighted Average Rate on Debt Maturities (3)	Proportionate Share of Contractual Balance (3)(4)	Proportionate Share of Contractual Balance Adjusted for Extended Maturities (9)
July through December 2016	4.18 %	$ 73,786	$ 17,521
2017	3.06 %	232,422	162,078
2018	3.30 %	385,004	180,633
2019	3.14 %	177,744	354,989
2020	3.42 %	148,671	240,384
Thereafter	4.31 %	14,886	76,908
Total Debt Maturities	**3.31%**	**$ 1,032,513**	**$ 1,032,513**

(1) The amounts listed are the contractual amounts on each loan at 100% regardless of the Company's ownership. Total net deferred financing costs and unamortized GAAP adjustments from business combinations are provided in total to reconcile to total debt per the consolidated/proportionate balance sheets.
(2) As of June 30, 2016, five communities with a gross GAAP carrying value of $225.3 million were unsecured.
(3) Information provided is before any extension options.
(4) Excludes certain GAAP consolidated costs, primarily related to unamortized adjustments from business combinations and deferred financing costs, net.
(5) Reflects the amount of the contractual debt balance that is recourse to the Company. In the case of Co-Investment Venture Level Debt, this represents portions of construction debt that the Company has recourse, usually a portion of each construction loan until certain operating benchmarks are achieved (usually a minimum fixed charge coverage).
(6) Unamortized adjustments from business combinations are added to debt to agree to the GAAP amounts on the consolidated/proportionate balance sheets.
(7) Deferred financing costs, net are deducted from debt to agree to the GAAP amounts on the consolidated/proportionate balance sheets.
(8) As a hedge against interest rate increases, the Company has $112.7 million notional amount of interest rate caps. The interest rate caps are effective at 30-day LIBOR above 1.75% to 4.00%.
(9) Amounts reflect maturities and regular principal payments as if all extension options are exercised. Subsequent to June 30, 2016, we refinanced $102.3 million of debt maturing in 2016 extending the maturities to 2021. The new maturity dates are reflected in the table above.

© Monogram Residential Trust, Inc. 40

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

Consolidated Leverage Ratios

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	**2015**	**2016**	**2015**
Fixed Charge coverage ratio	2.62x	2.78x	2.52x	2.79x
Debt to EBITDA (1)	11.54x	11.13x	12.06x	11.48x
Net Debt to EBITDA (1)	11.11x	10.63x	11.60x	10.97x
Adjusted Financial Ratios - Excluding Development Activity				
Fixed Charge coverage ratio	3.12x	3.40x	3.08x	3.30x
Debt to EBITDA (1)(2)	7.97x	8.64x	8.20x	9.03x
Net Debt to EBITDA (1)(2)	7.54x	8.16x	7.75x	8.53x

(1) EBITDA is annualized for last quarter for the respective reporting periods.
(2) Adjusted EBITDA, excluding development activity.

	Three Months Ended June 30,		Six Months Ended June 30,	
Fixed Charges:	2016	2015	2016	2015
Contractual interest expense	$ 12,755	$ 11,338	$ 25,360	$ 21,934
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	87	174	172
Fixed Charges	12,842	11,425	25,534	22,106
Less: Development related fixed charges (3)	(2,048)	(1,743)	(4,299)	(3,050)
Fixed Charges, excluding development activity	$ 10,794	$ 9,682	$ 21,235	$ 19,056
Debt:			June 30, 2016	June 30, 2015
Contractual debt (page 39)			1,552,534	1,415,824
Less: Cash and cash equivalents			(58,244)	(63,583)
Net debt			1,494,290	1,352,241
Less: Development related debt			(479,650)	(279,685)
Net debt, excluding development activity			$ 1,014,640	$ 1,072,556

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
EBITDA (page 12)	$ 33,627	$ 31,802	$ 64,387	$ 61,650
Plus: NOI and development costs expensed, consolidated for non-stabilized developments	33	1,078	1,038	1,235
Adjusted EBITDA, excluding development activity	$ 33,660	$ 32,880	$ 65,425	$ 62,885
Annualized EBITDA	$ 134,508	$ 127,208	$ 128,774	$ 123,300
Annualized EBITDA, excluding development activity	$ 134,640	$ 131,520	$ 130,850	$ 125,770

(3) Represents interest expense related to developments during periods of operating deficits.

© Monogram Residential Trust, Inc. 41

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of June 30, 2016				
	Total Contractual Balance [1]	Maturity Date	Contractual Interest Rate [2]	Proportionate Share of Contractual Balance	Company Portion of Recourse Debt
Company Level Debt					
Fixed Rate - Mortgages Payable					
Acappella	$ 29,797	August-2018	3.86%	$ 29,797	
The Cameron	62,898	July-2019	3.09%	62,898	
The District Universal Boulevard	36,271	June-2018	4.54%	36,271	
Grand Reserve	20,156	May-2019	3.41%	20,156	
Skye 2905	55,184	June-2018	4.19%	55,184	
Stone Gate	33,656	July-2018	4.24%	33,656	
Vara	57,000	December-2020	4.00%	57,000	
Total Fixed Rate - Mortgages Payable	**294,962**		**3.88%**	**294,962**	
$150 Million Credit Facility	47,000	April-2017	Monthly LIBOR + 2.08%	47,000	
$200 Million Credit Facility	—	January-2019	Monthly LIBOR + 2.50%	—	
Total Credit Facilities	**47,000**		**2.53%**	**47,000**	
Total Company Level Debt	**341,962**		**3.70%**	**341,962**	
Co-Investment Venture Level Debt					
Fixed Rate - Mortgages Payable					
55 Hundred	40,654	January-2017	3.75%	22,543	
Acacia on Santa Rosa Creek	29,000	March-2020	3.17%	15,950	
Argenta [3]	51,000	August-2021	3.19%	28,050	
Arpeggio Victory Park	29,161	June-2023	4.31%	16,170	
Bailey's Crossing	76,000	July-2017	2.82%	42,142	
Belmar	28,500	August-2020	2.82%	15,675	
Briar Forest Lofts	20,024	September-2017	4.46%	11,013	
Burrough's Mill	24,229	October-2016	5.29%	13,326	
Calypso	29,500	August-2020	2.82%	16,225	
Cherry Creek	39,500	August-2020	2.82%	21,725	
Eclipse	19,876	September-2017	4.46%	10,932	
Fitzhugh Urban Flats	26,632	August-2017	4.35%	14,647	
Forty 55 Lofts	25,500	October-2020	3.90%	14,025	
The Gallery at NoHo Commons [3]	51,300	August-2021	4.72%	28,215	
The Lofts at Park Crest - multifamily	31,309	January-2019	3.42%	17,220	
San Sebastian	21,000	June-2020	3.31%	11,645	
Satori	51,000	January-2019	3.54%	28,280	
The Venue	10,421	January-2019	3.66%	5,732	
Veritas	34,346	November-2019	2.77%	34,346	
West Village	19,491	October-2019	2.48%	10,720	
Total Fixed Rate - Mortgages Payable	**658,443**		**3.53%**	**378,581**	
Variable Rate - Mortgages Payable					
The Lofts at Park Crest - retail	11,499	April-2017	Monthly LIBOR + 2.35%	6,325	
Total Variable Rate - Mortgages Payable	**11,499**		**2.82%**	**6,325**	

(Table continued on next page)

© Monogram Residential Trust, Inc. 42

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of June 30, 2016				
	Total Contractual Balance [1]	Maturity Date	Contractual Interest Rate [2]	Proportionate Share of Contractual Balance	Company Portion of Recourse Debt
Fixed Rate - Construction Notes Payable [4]					
The Alexan	49,169	August-2018	4.00%	24,541	
Total - Under Construction	49,169			24,541	
Total Fixed Rate - Construction Notes Payable	**49,169**		**4.00%**	**24,541**	
Variable Rate - Construction Notes Payable [4]					
4110 Fairmount	24,776	April-2017	Monthly LIBOR + 2.25%	13,738	—
Allusion West University	20,623	April-2017	Monthly LIBOR + 2.25%	11,436	—
Cyan on Peachtree	39,114	February-2018	Monthly LIBOR + 1.90%	21,689	5,867
Everly	22,982	June-2018	Monthly LIBOR + 1.85%	12,743	1,149
Muse Museum District	26,700	February-2018	Monthly LIBOR + 1.95%	14,805	—
Nouvelle	69,860	August-2018	Monthly LIBOR + 2.10%	38,737	17,465
Point 21	26,552	December-2017	Monthly LIBOR + 2.00%	14,723	—
SEVEN	32,483	August-2018	Monthly LIBOR + 2.15%	18,012	4,872
SoMa	55,326	October-2017	Monthly LIBOR + 2.10%	30,678	8,299
Zinc	104,818	October-2018	Monthly LIBOR + 2.25%	58,121	26,204
Verge	57,845	October-2018	Monthly LIBOR + 1.95%	40,665	8,677
Total - Operating	481,079		2.56%	275,347	72,533
Caspian Delray Beach	10,382	April-2019	Monthly LIBOR + 2.15%	5,757	2,596
Total - Under Construction	10,382		2.62%	5,757	2,596
Total Variable Rate - Construction Notes Payable	**491,461**		**2.56%**	**281,104**	**75,129**
Total Co-Investment Venture Level Debt	**1,210,572**		**3.15%**	**690,551**	**75,129**
Total Company Level and Co-Investment Venture Level Debt	**1,552,534**		**3.27%**	**1,032,513**	**$ 75,129**
Plus: unamortized adjustments from business combinations [5]	1,664			1,448	
Less: deferred financing costs, net [6]	(12,528)			(9,674)	
Total Debt per Consolidated/Proportionate Balance Sheets	**$ 1,541,670**			**$ 1,024,287**	

(1) The amounts listed by multifamily community are the contractual amounts on each loan at 100% regardless of the Company's ownership. Total net deferred financing costs and unamortized GAAP adjustments from business combinations are provided in total to reconcile to total debt per the consolidated/proportionate balance sheets.
(2) Total and sub-totals represent the weighted-average interest rates as of June 30, 2016. Monthly LIBOR as of June 30, 2016 is 0.47%.
(3) In July 2016, the loans were refinanced with a maturity date of August 15, 2021, contractual interest rate of 2.78%.
(4) The maturity dates provided for these loans in the table do not include any extension options. These loans include one to two year extension options generally available at the stated maturity date.
(5) Unamortized adjustments from business combinations are added to debt to agree to the GAAP amounts on the consolidated/proportionate balance sheets.
(6) Deferred financing costs, net are deducted from debt to agree to the GAAP amounts on the consolidated/proportionate balance sheets.

© Monogram Residential Trust, Inc. 43

Capitalization

Sources of Funds Available

(dollars in thousands) (unaudited)

As of June 30, 2016

	Maximum Commitment	Available Capacity [1]	Balance Outstanding	Unfunded Commitments	Remaining Commitments
$150 Million Credit Facility - 100% our share [2]	$ 150,000	$ 108,214	$ 47,000	$ 61,214	$ 41,786
$200 Million Credit Facility - 100% our share	$ 200,000	$ 200,000	$ —	$ 200,000	$ —
Construction notes payable - Proportionate Share [3]	$ 346,446	$ 346,446	$ 305,645	$ 40,801	$ —
PGGM commitments [4]	$ 300,000	$ 300,000	$ 274,301	$ 10,838	$ 14,861
Developer partner commitment	$ 4,116	$ 4,116	$ 3,433	$ 683	$ —

(1) Available capacity represents the amount of the maximum commitment that is available to be drawn based on current loan requirements (e.g. collateral, borrowing base). The amount currently drawn is reflected in the balance outstanding column.
(2) The remaining commitments are available if additional multifamily communities are added to the collateral pool or increases in value of the collateral pool pursuant to provisions under the credit facility agreement.
(3) We may not draw all amounts available to draw, and we may use other sources to fund our developments.
(4) PGGM's remaining commitment would apply to future investments.

© Monogram Residential Trust, Inc. 44

Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents (unaudited) Outstanding as of Preferred Securities: Series A Preferred Stock (1) 10,000 7% $0.0001 $10.00 Common Stock and Common Stock Equivalents: Common stock (2) Dilutive securities: Series A Preferred Stock Restricted stock units Total common stock and common stock equivalents (3) 166,785,233 — 823,106 167,608,339 (1) As more fully explained in the notes to the financial statements (stockholders’ equity - capitalization) the Series A Preferred Stock can be converted into common stock on or before December 31, 2016. The conversion ratio is based on a formula set forth in the Company’s charter. As of July 29, 2016, we estimate the minimum common stock price for a conversion of the Series A Preferred Stock to be approximately $11.50 per share. As of July 29, 2016, the closing market price for the Company’s closing stock was $10.71 per common share. (2) The distribution for the second quarter of 2016 was $0.075 per share. (3) 0.7% of total common stock and common stock equivalents are held by employees and directors. © Monogram Residential Trust, Inc. 45 Shares/Units June 30, 2016CouponPar Value per ShareLiquidation Preference per Share

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

		Three Months Ended June 30, 2016		Adjustments		As Adjusted
Income Statement Data (Proportionate Share)						
Property revenue - stabilized portfolio [1]	$	45,246	$	(1,704)	$	43,542
Less: Property operating expenses, excluding property management expenses [1]		(16,364)		991		(15,373)
Less: Assumed market rate property management fee @ 3% of revenue		(1,357)		51		(1,306)
Adjusted property Net Operating Income	$	27,525	$	(662)	$	26,863
Annualized adjusted property Net Operating Income	$	**110,100**	$	**(2,648)**	$	**107,452**
Third party asset management revenue [2]	$	**377**	$	**—**	$	**377**
Third party property management revenue [2]	$	**783**	$	**—**	$	**783**
		As of June 30, 2016		**Adjustments**		**As Adjusted**
Acquisitions in Lease Up and Development Data (Proportionate Share)						
Acquisitions in lease up and stabilized non-comparable [3]	$	132,326	$	—	$	132,326
Development (excludes land held for future development presented below) - total Economic Costs incurred [4]	$	499,063	$	—	$	499,063
Acquisitions in lease up and development - total potential value creation [5]	$	174,554	$	—	$	174,554
Balance Sheet Data - Other Assets (Proportionate Share)						
Cash and cash equivalents	$	47,635	$	—	$	47,635
Land Held for Future Development [6]		6,420		—		6,420
Master Partnership promote due to the Company [7]		8,540		—		8,540
Notes receivable [8]		39,380		—		39,380
Other tangible assets [9]		21,467		—		21,467
Total Other Assets	$	**123,442**	$	**—**	$	**123,442**
Balance Sheet Data - Liabilities (Proportionate Share)						
Mortgages and notes payable [10] [11]	$	985,513	$	5,446	$	990,959
Credit facilities payable [10]		47,000		—		47,000
Convertible and subsidiary preferred stock [12]		1,336		100		1,436
Developer promotes and put options, net [13]		33,432		—		33,432
Other tangible liabilities [14]		59,499		—		59,499
Total Liabilities	$	**1,126,780**	$	**5,546**	$	**1,132,326**
Other Data						
Common stock outstanding						166,785,233
Convertible preferred stock [15]						—
Restricted stock units outstanding						823,106
Fully diluted shares outstanding						**167,608,339**

(See Notes to Road Map to Net Asset Value on next page)

© Monogram Residential Trust, Inc. 46

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

Notes to Road Map to Net Asset Value on page 46:

(1) Property revenue and property operating expenses-stabilized portfolio includes:

	Rental Revenue	Property Operating Expenses
Same Store per page 29	$ 36,306	$ 12,488
Stabilized Non-Comparable per page 30	8,940	3,876
Less: Two multifamily communities not stabilized for the full second quarter of 2016	(1,704)	(991)
	$ 43,542	$ 15,373

(2) Represents property and asset management revenue associated with third party joint venture assets per page 9.

(3) Includes 2015 acquisitions: The Mile (development in lease up) and EV (stabilized non-comparable). Amounts represent costs as of June 30, 2016. See page 37. Total potential value creation is included below. See note 5.

(4) Development-total Economic Costs incurred:

	Economic Costs Incurred as of June 30, 2016
Total Developments per page 35	$ 505,483
Less: Land Held for Future Development per page 35 (See note 6)	(6,420)
	$ 499,063

(5) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by an estimated future capitalization rate, which includes a premium from the current capitalization rate to adjust for the period until stabilization. Total potential value creation represents the projected undiscounted total future value to be created at the stabilization date, before any selling expenses.

(6) Land Held for Future Development, per page 35

(7) Projected promote due to the Company by PGGM based on current estimated portfolio value.

(8) Notes receivable is our proportionate share of the contractual principal balance as presented on page 19.

(9) Other tangible assets include:

Escrows and restricted cash	$ 7,605
Resident, tenant and other receivables	8,552
Prepaid assets, deposits and other	5,310
Total	$ 21,467

(Notes continued on next page)

© Monogram Residential Trust, Inc. 47

Net Asset Value Road Map to Net Asset Value (dollars in thousands) (unaudited) Notes to Road Map to Net Asset Value on page 46 (continued from previous page): (10) Represents our proportionate share of contractual balance outstanding as of June 30, 2016. See page 39. (11) Includes mark-to-market adjustment to mortgages and notes payable. (12) Convertible and subsidiary preferred stock includes the liquidation value of convertible preferred stock calculated as 10,000 shares at a contractual liquidation value of $10.00 per share (see note 15), and subsidiary preferred stock of $1.3 million as of June 30, 2016. (13) Developer’s put options and amounts attributable to developer promotes. The amount included for developer promotes is calculated based on estimated valuations as of June 30, 2016. The developer promotes are not currently payable, where actual amounts, if any, are subject to future property sales prices, net of selling expenses, our capital account and our preferred return at the time of the property sale. (14) Other tangible liabilities include: Construction costs payable Accounts payable and other liabilities Distributions payable Tenants security deposits Total $ 21,449 21,020 12,512 4,518 $ 59,499 (15) Potential dilution associated with the conversion of the outstanding Series A Preferred Stock utilizing the treasury stock method and common stock market price as of June 30, 2016. As more fully discussed in note 1, page 45, the Series A Preferred Stock does not have a convertible value based on the July 29, 2016 closing stock market price. © Monogram Residential Trust, Inc. 48

Co-Investment Venture Partners
Information on Joint Ventures

(dollars in thousands) (unaudited) As of June 30, 2016

Joint Venture Partner	Number of Multifamily Communities (1)	Range of Noncontrolling Interest Ownership %	GAAP Non-redeemable Noncontrolling Interests	GAAP Redeemable Noncontrolling Interests (2)	Unfunded Commitments
Stichting Depositary PGGM Private Real Estate Fund ("PGGM")					
Stabilized operating portfolio - PGGM only	4	45%	$ 65,044	$ —	
Stabilized operating portfolio - includes other developer partners	15	0% to 45%	211,288	22,259	
Development portfolio - PGGM only (3)	1	45%	—	—	
Development portfolio - includes other developer partners	3	0% to 45%	47,258	5,699	
Total PGGM related joint ventures	**23**	**0% to 45%**	**323,590**	**27,958**	**$ 11,521**
Milky Way Partners, L.P. ("NPS")					
Stabilized operating portfolio	**14**	**45%**	**118,031**	**—**	**—**
Developer partners					
Stabilized operating portfolio with developer partner (4)	2	—%	(176)	1,115	
Total developer partners	**2**	**—%**	**(176)**	**1,115**	—
Subsidiary preferred units			**2,121**	**—**	—
Total all joint venture partners	**39**		**$ 443,566**	**$ 29,073**	**$ 11,521**

(1) Certain multifamily communities include multiple joint venture partners that include PGGM and an additional developer partner. For purposes of the presentation in this table, the number of multifamily communities is included under PGGM and not under developer partners to avoid double counting of those multifamily communities.
(2) Includes developer partner put options of $28.8 million which have been recorded as of June 30, 2016 in the consolidated balance sheet.
(3) The Renaissance venture includes two investments, one of which is stabilized, and the other is land held for future development which is included in this caption. Amounts relating to noncontrolling interests for this venture are included above in "Stabilized operating portfolio - PGGM only."
(4) Interest ownership is primarily a back-end interest.

© Monogram Residential Trust, Inc. 49

Guidance Full-Year 2016 Guidance (dollars in millions, except per share amounts) (unaudited) Revenue growth Expense growth NOI growth 3.3% 1.0% 4.25% to to to 3.6% 1.5% 5.0% FFO Core FFO AFFO $ $ $ 0.31 0.34 0.35 to to to $ $ $ 0.34 0.37 0.38 Interest expense, net of capitalized interest Capitalized interest Interest income $ $ $ 18 1 2 to to to $ $ $ 21 2 3 General and administrative expense (1): Corporate Corporate property management Less: Asset management and property management fee income Net general and administrative expenses $ 9 5 2 to to to to $ 11 5 3 $ 12 $ 13 Mezzanine loan investment net repayments/fundings Construction loan proceeds Credit facility and debt refinancing proceeds, net $ $ $ — 15 10 to to to $ $ $ 17 20 20 Debt maturities inclusive of principal amortization Development funding $ $ 3 25 to to $ $ 5 35 (1) Amounts exclude stock compensation expense. © Monogram Residential Trust, Inc. 50 Proportionate Uses of FundsProportionate Share Proportionate Sources of FundsProportionate Share Second Half 2016 Other Proportionate FFO ComponentsProportionate Share Second Half 2016 FFO, Core FFO, and AFFO GuidancePer Share Range Proportionate Same-Store GuidancePercent Range Full Year 2016

Guidance
Guidance Reconciliations

(in millions, except per share amounts) (unaudited)

Actual AFFO attributable to common stockholders YTD 2Q 2016 compared to Proforma AFFO attributable to common stockholders full-year 2016:

	Guidance Range - Per Share			
AFFO attributable to common stockholders - proforma for the year ended December 31, 2016	$	0.35	$	0.38
AFFO attributable to common stockholders - actual for the six months ended June 30, 2016		0.16		0.16
Proforma AFFO attributable to common stockholders anticipated for second half of 2016	**$**	**0.19**	**$**	**0.22**
Major components of proforma AFFO anticipated for second half of 2016:				
Same Store NOI	$	0.29	$	0.29
NOI from stabilized non-comparables, lease ups and developments		0.09		0.10
Interest expense, net of capitalized interest		(0.13)		(0.11)
General and administrative expenses, net		(0.08)		(0.07)
Interest income		0.02		0.02
Proforma weighted average number of common shares outstanding - diluted		167.6		167.6

Reconciliation of full-year 2016 guidance

	Guidance Range - Per Share			
Proforma annualized net income (loss) attributable to common stockholders	**$**	**(0.21)**	**$**	**(0.16)**
Add (deduct) NAREIT defined adjustments - Proportionate Share:				
Real estate depreciation and amortization		0.52		0.50
Proforma FFO annualized - NAREIT defined		**0.31**		**0.34**
Add (deduct) adjustments to arrive at Proforma Core FFO annualized - Proportionate Share:				
Other (primarily workforce reduction)		0.03		0.03
Proforma Core FFO annualized		**0.34**		**0.37**
Add (deduct) adjustments to arrive at Proforma AFFO annualized - Proportionate Share:				
Other (primarily stock compensation expense and recurring capital expenditures)		0.01		0.01
Proforma AFFO annualized	**$**	**0.35**	**$**	**0.38**
Proforma weighted average number of common shares outstanding - diluted (in millions)		167.6		167.6

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Definitions and other Explanatory Information Capital Expenditures Non-Recurring Amounts capitalized in accordance with GAAP related to property upgrades and building improvements, such as remodeling, investments in longer-lived assets and infrequent or unscheduled expenditures that are not considered Revenue Producing such as roofs, lobby renovations and parking lots. Recurring Amounts capitalized in accordance with GAAP that help preserve but generally do not increase the value and functionality of the community, such as replacements for appliances, carpeting and floorings, HVAC equipment, and individual unit turnover costs. Repairs and maintenance amounts are expensed as incurred. Revenue Producing Amounts capitalized in accordance with GAAP that are expected to directly increase rental rates, such as major renovations and rehabilitations of units and common areas, improvements to leasable areas, retail tenant improvements and leasing. Costs related to developments and entire community rehabilitations are not included in Revenue Producing. Community Classifications Construction A multifamily community is considered under development and construction once we have signed a general contractor’s agreement and vertical construction has begun and ends once lease up has started. Communities under construction are classified as construction in progress for GAAP presentation. Land Held for Future Development Land held with no current significant development activity but may include development in the future is considered land held for future development. Lease up A multifamily community is considered in lease up when the community has begun leasing. A temporary certificate of occupancy may be obtained as units are completed in phases, and accordingly, lease up may occur prior to final completion of the building. Lease up communities are generally classified in construction in progress for GAAP presentation prior to substantial completion and are generally classified in land, buildings and improvements once substantially complete. Operating A multifamily community is considered operating when substantially constructed and capable of generating all significant revenue sources. At such time, the community is classified as land, buildings and improvements for GAAP presentation. Pre-development A multifamily community is considered in pre-development during finalization of budgets, permits and plans and ends once a general contractor agreement has been signed and vertical construction has begun. As of June 30, 2016, we did not have any developments classified as pre-developments. Quarterly Stabilized Same Store Our Quarterly Stabilized Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and prior year quarters. Same Store Our Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and the prior calendar reporting year. Stabilized We consider a multifamily community to be Stabilized generally when the multifamily community achieves 90% occupancy. Stabilized communities that are not Same Store are described as stabilized non-comparable communities. Non-comparable stabilized communities are stabilized as of the latest quarter end, but may not be stabilized for the entire quarter or year to date. Debt Classifications Co-Investment Venture Level Debt Co-Investment Venture Level Debt is defined as debt that is an obligation of the joint venture and is not an obligation or contingency for us but does allow us to increase our access to capital. Company Level Debt Company Level Debt is defined as debt that is a direct or indirect obligation of the Company or one of its wholly owned subsidiaries. Recourse Debt The portion of debt for which the Company has provided recourse guarantees. Normal “bad boy” provisions, e.g. bankruptcy and environmental, are not included as Recourse Debt. © Monogram Residential Trust, Inc. 52

Definitions and other Explanatory Information EBITDA Earnings before interest, taxes, depreciation, amortization, and other non-recurring items. Deduction for interest expense only includes stated interest expense. Fees and other charges are included as an expense in EBITDA. Amortization expense adjustments include amortization of deferred finance fees and all purchase accounting intangibles. Economic Costs Represents costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. Effective Ownership Effective ownership represents our participation in the distributable operating cash and may change over time as certain milestones related to budgets, plans and completion are achieved. This effective ownership is indicative of, but may differ from, percentages for distributions, contributions or financing requirements. Fee Income Our revenue collected from joint ventures related to property management, asset management and dispositions. Financial Ratios Debt (or Net Debt) to EBITDA Total contractual debt divided by annualized EBITDA based on respective reporting period. Contractual debt excludes certain GAAP adjustments, primarily purchased discounts and premiums. Net debt presentations deduct cash and cash equivalents from the total debt amounts. Excluding Development Activity As developments prior to stabilization are not yet producing expected operating results but may have outstanding debt and related interest and other finance charges (directly or indirectly), we also present certain ratios without the related NOI deficit, associated development debt, interest and other finance charges. Fixed Charge Income/loss from continuing operations, before gain on sale of real estate, adjusted for depreciation, amortization, federal and state income taxes, early extinguishment of debt, acquisition expenses, fair value adjustments, non cash and non-recurring expenses. May be calculated on a consolidated basis or based on our proportionate share. Monthly Rental Revenue Per UnitMonthly rental revenue per unit is calculated based on the leases in effect as of the indicated date, including in-place base rents for the occupied units and the current market rate for vacant units, including the effects of any rental concessions and affordable housing payments and subsidies, plus other charges for storage, parking, pets, trash or other recurring resident charges. Operating Margin NOI divided by total revenue. Joint Venture Partners Stichting Depositary PGGM Private Real Estate Fund (“PGGM”) PGGM is a $204 billion Dutch foundation acting in its capacity as title holder of and for the account of PGGM Private Real Estate Funds and its affiliates, a real estate investment vehicle for Dutch pension funds. Ten year (through 2023) - $300 million commitment including operating and development properties. We and, under certain circumstances, PGGM have buy/sell rights, which if exercised by us, may require us to acquire PGGM’s respective ownership interest or if exercised by PGGM, may require us to sell our respective ownership interest. Milky Way Partners, L.P. (“NPS”) NPS, the primary partner of which is Korea Exchange Bank, as Trustee for and on behalf of National Pension Service (acting for and on behalf of the National Pension Fund of the Republic of Korea Government, a $457 billion fund). We and, under certain circumstances, NPS have buy/sell rights, which if exercised by us, may require us to acquire NPS’s respective ownership interest or if exercised by NPS, may require us to sell our respective ownership interest. Developer partners Developer partners include national or regional real estate developer/owners. Generally, the developer partners have initial capital requirements until certain milestones are achieved, at which point their initial capital contributions are returned to them. The developer partners have a back-end interest generally only attributable to distributions related to a property sale or financings. The developer partners also have put options, one year after completion of the development where we (and in most cases PGGM) would be required to acquire their back-end interest at a set price as well as options to trigger a mark-to-market process after the seventh year after completion and a buy/sell after the tenth year. The amount of the individual put options range from $0.8 million to $6.4 million. © Monogram Residential Trust, Inc. 53

Definitions and other Explanatory Information

Subsidiary preferred units Subsidiary preferred units issued in order for PGGM and NPS investments to qualify as a REIT. Units are callable at our option, paying an annual distribution of 12.5% on the face amount of $500 per unit.

Non-GAAP Measurements

We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect the reality that real estate generally appreciates over time, which is not reflected in most depreciation methods, and focus on operating results widely used by real estate investors. We also use FFO as adjusted for straight-line rents, stock compensation expense, and recurring capital expenditures as a basis for certain of our debt covenant calculations. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows or expenses, we caution that these measurements may not be representative of our current or future liquidity as presented in accordance with GAAP. There can be no assurance that our methods for computing these non-GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided on pages 8 and 21.

Funds from Operations ("FFO") FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be net income (loss), computed in accordance with GAAP, excluding gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. May be calculated on a consolidated basis or based on our Proportionate Share.

Core FFO Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and non-recurring expenses, such as workforce reduction. May be calculated on a consolidated basis or based on our Proportionate Share.

Adjusted Core FFO ("AFFO") AFFO is calculated starting from Core FFO adjusted for Recurring capital expenditures, Straight-line rents and stock compensation expense. May be calculated on a consolidated basis or based on our Proportionate Share.

Net Operating Income ("NOI") NOI is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on a consolidated and proportional basis. The reconciliation of net income (loss) to NOI is provided on page 21. The reconciliation of net income (loss) attributable to common stockholders to proportionate share of NOI is provided below for all periods presented (amounts in thousands):

	2Q 2016	2Q 2015	YTD 2016	YTD 2015
Net income (loss) attributable to common stockholders	$ (9,218)	$ 49,196	$ (17,525)	$ 48,363
Adjustments to reconcile Net income (loss) attributable to common stockholders to Proportionate Share of Net Operating Income:				
Add: real estate depreciation and amortization (page 8)	21,169	17,557	41,833	33,486
Less: gain on sale of real estate (page 8)	—	(48,602)	—	(48,602)
Less: total fee income (page 9 - QTD; page 10-YTD)	(1,160)	(5,546)	(2,289)	(6,699)
Less: total other adjustments (page 9 -QTD; page 10-YTD)	18,404	9,764	34,773	18,325
Less: net of straight-line rents, start up expenses, etc. (1)	(234)	3,918	(437)	6,495
Proportionate Share of Net Operating Income (page 30- QTD; page 32-YTD)	$ 28,961	$ 26,287	$ 56,355	$ 51,368

(1) Also includes the effect of presenting the NOI related the entities acquired in the PGGM acquisitions of noncontrolling interests at 100% ownership for all reporting periods presented.

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Definitions and other Explanatory Information Net Operating Income - FFO Defined Net Operating Income - FFO Defined represents NOI adjusted for certain FFO adjustments such as straight-line rents, start-up costs, etc. Projected NOI Yield at Stabilization Projected NOI from the date the community is first stabilized for the following 12 months divided by the projected Economic Costs. Occupancy Physical occupancy is defined as the residential units occupied for multifamily communities divided by the total number of residential units. All occupancy is presented on a consolidated basis. Ownership Presentations Consolidated Presentation in accordance with GAAP, where ownership interests that generally provide us the ability to control the operation are presented at 100% of the assets, liabilities and operations. Amounts related to Noncontrolling Interests are aggregated and adjusted in summary. In Proportionate Share presentations, the Noncontrolling Interest amounts are eliminated and replaced with our share. Noncontrolling Interest The amounts attributable in a consolidation presentation to minority equity interests or owners without a controlling interest. In a proportionate presentation, these amounts are eliminated. GAAP recognizes two types of noncontrolling interests. Non-redeemable Noncontrolling Interest represents ownership interests that are not redeemable by the equity holders and are presented as part of permanent equity. Redeemable Noncontrolling Interest represents temporary equity not within our control, where the equity holder has the right to require that their interest be redeemed in cash. Our primary Redeemable Noncontrolling Interest is the put options exercisable by developer partners. Redeemable Noncontrolling Interests are presented in our consolidated balance sheet outside of permanent equity between debt and equity. Proportionate Share A non-GAAP presentation of financial amounts at our effective cash share based on our participation in distributable operating cash. The amounts include our share of Unconsolidated Joint Ventures and exclude Noncontrolling Interest in consolidated joint ventures. Proportionate Share presentations may be useful in analyzing our financial information by providing revenues, expenses, assets and liabilities attributable only to our shareholders. Proportionate Share presentations are also relevant to our investors and lenders as it highlights operations and capital available for our lenders and investors and is the basis used for several of our loan covenants. However, our proportionate share does not include amounts related to our consolidated operations and should not be considered a replacement for corresponding GAAP amounts presented on a consolidated basis. Investors are cautioned that our proportionate share amounts should only be used to assess financial information in the limited context of evaluating amounts attributable to shareholders. We present our proportionate share along with the corresponding GAAP balance. Unconsolidated Joint Venture In accordance with GAAP, investments in joint ventures that are presented on the equity method of accounting, reporting net assets as a single net investment and operations as a single equity in earnings. In Proportionate Share presentations, the investment and the equity in earnings are eliminated and replaced with our share. Percent Complete To provide one measure of development status, calculated as Economic Costs incurred divided by total Economic Costs. QTD Amounts for the applicable quarter for the indicated year (Quarter to date). Straight-line rents In accordance with GAAP, rental revenues are recorded evenly over the contractual period, irrespective of the timing of cash collections. The difference between the amount actually collected for a period and the straight-line amount is referred to as the Straight-line rent adjustment. This adjustment amount is reversed in presenting AFFO. Unfunded Commitments Amounts under a contractual commitment that have not been funded. Unfunded Commitments do not include amounts related to fundings that are contingent on future events that are within our control. Remaining commitments do not include amounts that are contingent on future events. Year Built The date the community is substantially completed or renovated and ready for its intended use. YTD Amounts for the entire period of the applicable year (Year to date). © Monogram Residential Trust, Inc. 55